UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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RECRO PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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490 Lapp Road

Malvern, PA 19355

2015 ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 24, 2015

April 29, 2015

Dear Shareholder:

We are pleased to invite you to attend Recro Pharma Inc.’s 2015 Annual Meeting of Shareholders (“Annual Meeting”), which will be held at 9:00 a.m., Eastern Time, on Wednesday, June 24, 2015, at the offices of Ballard Spahr LLP located at 1735 Market Street, 48th Floor, Philadelphia, PA 19103-7599.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2015 Annual Meeting of Shareholders and 2015 Annual Meeting Proxy Statement (“Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice of 2015 Annual Meeting of Shareholders and Proxy Statement.

On behalf of Recro Pharma, Inc., I thank you for your ongoing interest and investment in our company. We are committed to acting in your best interests. If you have any questions with respect to voting, please call our Chief Financial Officer and Chief Business Officer, Charles Garner, at (484) 395-2470.

Sincerely,

Wayne Weisman

Chairman of the Board

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 29, 2015.

Recro Pharma, Inc.

490 Lapp Road, Malvern, PA 19355

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	9:00 a.m., Eastern Time, on Wednesday, June 24, 2015

PLACE	Ballard Spahr LLP 1735 Market Street, 48th Floor Philadelphia, PA 19103-7599

ITEMS OF BUSINESS	(1) To elect two nominees to our Board of Directors to serve as Class I directors until the 2018 Annual Meeting of Shareholders.

(2) To approve Recro Pharma, Inc.’s Amended and Restated Equity Incentive Plan.

(3) To ratify the appointment of KPMG LLP as Recro Pharma, Inc.’s independent registered public accounting firm for the 2015 fiscal year.

(4) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE	You are entitled to vote if you were a shareholder of record of our common stock at the close of business on April 27, 2015.

PROXY VOTING	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the information on pages 1-6 of the Proxy Statement, the Notice of Internet Availability of Proxy Materials or the voting instructions on the proxy card.

By Order of the Board of Directors

Randall Mack Corporate Secretary

* * *

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on Wednesday, June 24, 2015

Each of the Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 is available at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, please send your request to Chief Financial Officer, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355.

2015 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

i

490 Lapp Road

Malvern, PA 19355

2015 ANNUAL MEETING PROXY STATEMENT

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Recro Pharma, Inc. for the 2015 Annual Meeting of Shareholders (“Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held on Wednesday, June 24, 2015, at 9:00 a.m., Eastern Time, at the offices of Ballard Spahr LLP located at 1735 Market Street, 48th Floor, Philadelphia, PA 19103-7599. In this Proxy Statement, “we,” “us,” “our,” “Recro” and the “Company” refer to Recro Pharma, Inc.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.01 per share, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. The Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

ANNUAL MEETING INFORMATION

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to:

(1)	elect two nominees to our Board of Directors to serve as Class I directors until the 2018 Annual Meeting of Shareholders;

(2)	approve Recro Pharma, Inc.’s Amended and Restated Equity Incentive Plan (the “Amended and Restated Plan”);

(3)	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2015 fiscal year; and

(4)	conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

All of our shareholders may attend the Annual Meeting. However, only shareholders who owned our common stock at the close of business on April 27, 2015, the record date for the Annual Meeting, or their duly appointed proxies, are entitled to vote at the Annual Meeting.

Many shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

•	Shareholder of Record — If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered the shareholder of record of those shares.

•	Beneficial Owner — If your shares are held in a stock brokerage account, or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting, unless you follow the procedures of your broker, trustee or nominee for obtaining a legal proxy. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

How many votes do I have?

You have one vote for each share of common stock you owned as of the record date for the Annual Meeting.

What are the Board’s recommendations?

The Board recommends a vote:

1.	FOR the election of the two director nominees to serve as Class I directors;

2.	FOR approval of the Amended and Restated Plan; and

3.	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2015 fiscal year.

If you grant a proxy and any additional matters are properly presented for a vote at the Annual Meeting, either of the persons named as proxy holders, Gerri Henwood and Charles Garner, will have the discretion to vote your shares.

How many votes must be present to hold the Annual Meeting?

We will have a quorum, and will be able to conduct the business of the Annual Meeting, if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting are represented in person or by proxy at the Annual Meeting. As of the record date, there were 7,842,063 shares of our common stock outstanding, representing the same number of votes. The presence of the holders of at least 3,921,032 shares of our common stock will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum. For more information regarding the treatment of abstentions and broker non-votes, see “What are abstentions and broker non-votes and how are they treated?”

What vote is required to approve each proposal?

1.	Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by the vote of a plurality of the shares of our common stock entitled to vote on the election, represented in person or by proxy at the Annual Meeting. This means the director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld.

2.	Approval of the Amended and Restated Plan — The approval of the Amended and Restated Plan requires the affirmative vote of a majority of the votes cast by all shareholders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

3.	Ratification of KPMG LLP’s Appointment — The ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by all shareholders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of KPMG LLP as our independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection.

What are abstentions and broker non-votes and how are they treated?

An ‘‘abstention’’ occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attending the meeting and electing not to vote or failing to cast a ballot. A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers do not have discretionary authority to vote on the election of directors or the approval of equity plans. Accordingly, brokers who do not receive instructions from the beneficial owner will be entitled to vote on the ratification of KPMG LLP’s appointment as our independent registered public accounting firm for the 2015 fiscal year, but not on the election of directors or the approval of the Amended and Restated Plan. Broker non-votes and abstentions, if any, will be treated as follows with respect to votes on each of the proposals:

Proposal		Treatment of Abstentions	Treatment of Broker Non-Votes

1.	Election of Directors	No effect on this proposal.	No effect on this proposal.

2.	Approval of the Amended and Restated Plan	No effect on this proposal.	No effect on this proposal.

3.	Ratification of KPMG LLP’s Appointment	No effect on this proposal.	Brokers who do not receive instructions from the beneficial owner will be entitled to vote on this proposal.

How do I vote?

If you hold shares of common stock directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares in street name, by submitting voting instructions to your broker, trustee, or nominee. You may vote in person, over the Internet, by telephone or, if you have a paper copy of the proxy materials, by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker, trustee, or nominee.

•	Vote By Internet: If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on June 23, 2015 by visiting the website provided on the Notice of Internet Availability of Proxy Materials (“Notice”) or voting instruction card. If you vote by using the Internet, you do not need to return your proxy card or voting instruction card.

•	Vote By Telephone: If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week, up until 11:59 p.m., Eastern Time, on June 23, 2015. The telephone number is printed on the Notice or voting instruction card. If you vote by telephone, you do not need to return your proxy card or voting instruction card.

•

Vote By Mail: If you are a beneficial owner of shares held in street name, you may complete and mail the voting instruction card forwarded to you by your broker, bank, trustee or nominee. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating your proxy card and returning it to the Company in the enclosed postage-paid envelope prior to the Annual Meeting on June 24, 2015. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

•	Vote In Person: If you are a record holder or a beneficial owner of shares held in street name who has received a legal proxy, plans to attend the Annual Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

If you are a beneficial owner of shares held in street name, your brokerage firm is the record holder of your shares but is required to vote your shares in accordance with your instructions. In order to do so, you will need to follow the instructions for voting provided by your broker.

What should I bring to the Annual Meeting if I attend in person?

Proof of ownership of our common stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the Annual Meeting. If your shares are held in street name and you plan to attend the Annual Meeting in person, you must bring a brokerage statement, the voting instruction card mailed to you by your bank or broker or other proof of ownership (or the equivalent proof of ownership as of the close of business on the record date of the shareholder who granted you the proxy) with you to the Annual Meeting. Registration will begin at 8:30 a.m., Eastern Time. Please allow ample time for check-in. No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

May I change my vote?

You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee.

What happens if I do not provide instructions as to how to vote?

If you are a shareholder of record and you sign and return your proxy card without giving specific voting instructions on your proxy card then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on the ratification of KPMG LLP’s appointment as our independent registered public accounting firm for the 2015 fiscal year. However, if the organization that holds your shares does not receive specific voting instructions from you on how to vote your shares on non-routine matters, including the election of directors and the approval of our Amended and Restated Plan, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.” In such case, your shares will be deemed present at the meeting for purposes of determining a quorum but will not be counted toward the tabulation of votes for any non-routine matters, including the election of directors and the approval of our Amended and Restated Plan.

Where can I obtain the list of shareholders entitled to vote?

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the meeting for any purpose germane to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m., Eastern Time, at our principal executive offices at 490 Lapp Road, Malvern, PA 19355. Please contact our Corporate Secretary if you wish to review the list of shareholders at our principal executive offices.

Who pays the cost of solicitation of proxies?

We will pay for the cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our directors, officers and employees may solicit proxies or votes in person, by telephone, or by electronic communication. Such individuals will not receive any additional compensation for these solicitation activities.

Who is the Company’s transfer agent?

Our transfer agent is Broadridge. All communications concerning shareholder inquiries can be handled by contacting Recro Pharma, Inc. c/o Broadridge Corporate Issuer Solutions, Inc., PO Box 1342, Brentwood, NY 11717, by telephone at 1-800-733-1121, or by email at shareholder@broadridge.com. Their website is: http://www.broadridge.com. Certificates for transfer and address changes should be sent to: Broadridge Corporate Issuer Solutions, Inc., PO Box 1342, Brentwood, NY 11717.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are using the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company mailed the Notice on or about April 29, 2015 to its shareholders of record and beneficial owners as of the record date of the Annual Meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Where can I find directions to the Annual Meeting?

Directions to the Annual Meeting can be found in the Investor Relations section of our website at http://recropharma.com.

What is “householding”?

We abide by a procedure approved by the SEC called “householding.” Under this procedure, multiple shareholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials or Notice. We have undertaken householding to reduce our printing costs and postage fees. Shareholders may elect to receive individual copies of the proxy materials or Notice at the same address by contacting Broadridge Corporate Issuer Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com. Shareholders who are receiving individual copies of such materials, and who would like to receive single copies at a shared address, may contact Broadridge Financial Solutions, Inc. with this request by using the contact information provided above.

How can I request additional materials?

Shareholders may request additional copies of the proxy materials or Notice by contacting Broadridge Corporate Issuer Solutions, Inc. by telephone at 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.

Whom should I call if I have questions about the Annual Meeting?

If you have any questions or need any assistance in voting your shares, please contact Charles Garner, our Chief Financial Officer and Chief Business Officer, at:

Recro Pharma, Inc.

490 Lapp Road

Malvern, Pennsylvania 19355

(484) 395-2470

GOVERNANCE OF THE COMPANY

Corporate Charters

The Second Amended and Restated Articles of Incorporation, the Third Amended and Restated Bylaws (“Bylaws”), the Code of Business Conduct and Ethics (the “Code of Conduct”) and the charters of the committees of the Board (the “Committees”) provide the framework for the governance of the Company. The charters of all of the Committees and the Code of Conduct are available in print to any shareholder who requests them. In addition, the charters of all the Committees and the Code of Conduct are available on the Company’s website at http://recropharma.com.

Board Structure

Our Board is currently authorized to have, and does currently have, seven members. In accordance with the terms of our Second Amended and Restated Articles of Incorporation and Bylaws, our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires. Our Second Amended and Restated Articles of Incorporation provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board is responsible for, among other things, overseeing the conduct of our business, reviewing and, where appropriate, approving our long-term strategic, financial and organizational goals and plans, and reviewing the performance of our chief executive officer and other members of senior management. Our Board conducts an annual self-evaluation, which includes a review of any areas in which the Board or management believes the Board can make a better contribution to our corporate governance, as well as a review of the Committee structure and an assessment of the Board’s compliance with corporate governance principles. In fulfilling the Board’s responsibilities, directors have full access to our management and independent advisors.

During the 2014 fiscal year, the Board held 9 regularly scheduled meetings and no special meetings. During the 2014 fiscal year, no director attended less than 75% of the total of the Board meetings and the meetings of the Committees on which he or she served, except for Abraham Ludomirski, who attended slightly less than that percentage.

Board Independence

Our Board has determined that all of our directors, except for Ms. Henwood, are independent directors, as defined under the rules of the NASDAQ Capital Market (“NASDAQ”). In making such determination, the Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend.

Role of Board in Risk Oversight

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its Committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board Committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, corporate disclosure practices, and potential conflicts of interest. While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Committee Membership

The Board has the following three standing Committees: Audit, Compensation, and Nominating and Corporate Governance. The membership and the functions of each Committee are described below.

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Alfred Altomari	X(1)	X
William Ashton	X	X(1)
Michael Berelowitz	X		X(1)
Winston Churchill		X
Gerri Henwood
Abraham Ludomirski			X
Wayne Weisman(2)			X

X = Committee Member

(1)	Committee Chair
(2)	Chairman of the Board

Audit Committee

The Audit Committee has been established by our Board to assist the Board in fulfilling its fiduciary responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. Pursuant to its Charter, the Audit Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s internal audit function, and effectiveness of the Company’s financial risk management. The Audit Committee must approve all audit and non-audit services, other than de minimis non-audit services, to be provided to us by our registered independent public accounting firm.

Among other things, the Audit Committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our risk assessment and risk management processes; and

•	preparing the audit committee report required by SEC rules.

The members of our Audit Committee are Mr. Altomari, Mr. Ashton and Dr. Berelowitz. Mr. Altomari chairs our Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. We believe that Mr. Altomari, Mr. Ashton and Dr. Berelowitz qualify as independent directors under the applicable rules of the SEC and NASDAQ. Our Board also believes that Mr. Altomari qualifies as an “audit committee financial expert” within the meaning of SEC regulations. Our Board has adopted a written charter for the Audit Committee, which is available on our corporate website. In the 2014 fiscal year, the Audit Committee held 4 meetings.

Compensation Committee

The Compensation Committee oversees the Company’s overall compensation structure, policies, and programs. Among other things, the Compensation Committee’s responsibilities include:

•	setting salary, bonus, stock options and other benefits for executive officers;

•	reviewing and approving, consistent with the compensation philosophy adopted by the Compensation Committee, any annual incentive compensation plan for our chief executive officer and other executive officers, and evaluate the performance of the chief executive officer and other executive officers; and

•	overseeing and administering our cash and equity incentive plans.

The members of our Compensation Committee are Mr. Altomari, Mr. Ashton and Mr. Churchill. Mr. Ashton chairs our Compensation Committee. The Board has determined that all Compensation Committee members are independent under the listing standards of NASDAQ, and that they are “nonemployee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code (“Code”). Should any member of the Compensation Committee cease to be independent, such member shall immediately resign his or her membership on the Compensation Committee. In the 2014 fiscal year, the Compensation Committee held 7 meetings.

Nominating and Corporate Governance Committee

Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying and recommending individuals for election to our Board;

•	reviewing and making recommendations to our Board with respect to our Board committee structure; and

•	developing and recommending to our Board corporate governance principles.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members. The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. These criteria include:

•	personal integrity and ethical character;

•	capability to fairly and equally represent the Company’s shareholders;

•	demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific, or education endeavor;

•	sound business judgment demonstrating an ability to function effectively in an oversight role;

•	business understanding regarding major issues facing public companies of a size and operation similar to the Company; and

•	conflicts of interest.

The Nominating and Corporate Governance Committee considers nominations by shareholders who recommend candidates for election to the Board. The Nominating and Corporate Governance Committee evaluates nominees recommended by shareholders in the same manner as it evaluates other nominees. A shareholder seeking to recommend a prospective candidate for the Committee’s consideration may do so by writing to the Corporate Secretary, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. Recommendations submitted for consideration by the Committee in preparation for the 2016 Annual Meeting of Shareholders must be received no later than the close of business on December 31, 2015, which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our shareholders in connection with the 2015 Annual Meeting. If we change the date of the 2016 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, recommendations of director candidates must be received a reasonable time before we begin to print and mail the proxy materials for the 2016 Annual Meeting. Each notice of recommendation must contain the information required under our Bylaws, including: (a) the name and address of the shareholder; (b) the name and address of the person to be nominated; (c) a representation that the shareholder is a holder of the Company’s common stock and entitled to vote at the meeting; (d) a statement in support of the shareholder’s recommendation, including a description of the candidate’s qualifications; (e) information regarding the candidate that would be required to be included in a proxy statement filed in accordance with the rules of the SEC; and (f) the candidate’s written, signed consent to serve if elected. The Nominating and Corporate Governance Committee will follow the process described above in considering nominees proposed by shareholders in accordance with the foregoing requirements.

Alternatively, as discussed under “Requirements for Submission of Shareholder Proposals for Next Year’s Annual Meeting,” shareholders intending to appear at the 2016 Annual Meeting of Shareholders in order to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Nominating and Corporate Governance Committee was not requested to consider his or her candidacy) must comply with the procedures in the Company’s Bylaws, a copy of which is available upon request to the Company’s Corporate Secretary.

The members of our Nominating and Corporate Governance Committee are Dr. Berelowitz, Dr. Ludomirski and Mr. Weisman. Dr. Berelowitz chairs our Nominating and Corporate Governance Committee. In the 2014 fiscal year, the Corporate Governance, Conflicts and Nominating Committee held 4 meetings.

Other Committees

Our Board may establish other committees as it deems necessary or appropriate.

Family Relationships

Ms. Myers, our Senior Vice President, Regulatory and Quality, is the sister of Ms. Henwood, our President, Chief Executive Officer and member of the Board. Other than Ms. Myers, there are no family relationships among any of our directors or executive officers.

Code of Business Conduct and Ethics

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Investor Relations section of our website, http://recropharma.com.

Communication with Directors

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Compensation Committee and Interlocks on Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Each of the two nominees for Class I director named in this Proxy Statement have been recommended and nominated by the Nominating and Corporate Governance Committee. The persons named as proxies on the proxy card intend to vote the proxies for the election of the nominees listed below to the Board. Each nominee listed below has consented to being named in this Proxy Statement and to serve as a director if elected. The biography for each director includes the specific experience, qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. The Board believes that each of the nominees has valuable individual skills and experiences that, taken together, provide the Company with the variety and depth of knowledge, judgment and vision necessary to provide effective oversight of the Company.

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2018 Annual Meeting of Shareholders (Class I)

Name	Age	Present Position with Recro Pharma, Inc.
Winston J. Churchill	74	Director
Wayne B. Weisman	59	Chairman of the Board of Directors

Winston J. Churchill has been a director of the Company since 2008. Since 2007, Mr. Churchill has been a director of the corporate general partner of the common general partner of SCP Vitalife, which beneficially owns 40.7% of our outstanding stock as of April 1, 2015. He has also served as a managing member of SCP Vitalife Management Company, LLC, which pursuant to contract provides certain management services to the common general partner of SCP Vitalife. Mr. Churchill has also served since 1993 as the President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., an SBA-licensed private equity fund. Prior to that, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983, Mr. Churchill practiced law at the Philadelphia firm of Saul Ewing, LLP, where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Griffin Land & Nurseries, Inc., Innovative Solutions and Support, Inc., Amkor Technology, Inc. and of various SCP Vitalife portfolio companies. In addition, he serves as a director on the boards of a number of charities and as a trustee of educational institutions including the Gesu School and Scholar Academies and is a Trustee Fellow of Fordham University. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He was awarded a B.S. in Physics, summa cum laude, from Fordham University followed by an M.A. in Economics from Oxford University where he studied as a Rhodes Scholar, and a J.D. degree from Yale Law School. As a long time director of our company, Mr. Churchill’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing, financing and providing strong executive leadership to numerous growing life science companies contributed to our Board’s conclusion that he should serve as a director of our company.

Wayne B. Weisman has been a director of the Company and the chairman of our Board since 2008. Since 2007, Mr. Weisman has been a director of the corporate general partner of the common general partner of SCP Vitalife, which beneficially owns 40.7% of our outstanding stock as of April 1, 2015. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. He has also led the activities of SCP Private Equity Partners II, L.P., a venture capital fund of which he and Mr. Churchill are principals, in the life sciences area; these activities include investments in the United States and Israel. He has also led several other technology investments for SCP Private Equity Partners II, L.P. He has been a member of the investment committee of the Vitalife Life Sciences funds since their inception in 2002 and has worked closely with these funds since then. Mr. Weisman has been a member of the board of directors of CIP Capital L.P., a small business investment company licensed by the U.S. Small Business Administration since its inception in 1991. From 1992 to 1994, Mr. Weisman was executive vice president and member of the board of a public drug delivery technology company. In addition, he also operated a management and financial advisory firm focusing on the reorganization and turnaround of troubled companies and began his career practicing reorganization law at a large Philadelphia law firm. Mr. Weisman possesses extensive experience in venture capital investing, particularly in the life sciences area. Mr. Weisman serves on the board of ReWalk Robotics Ltd. and on a number of private company boards including the boards of DIR Technologies, EndoSpan Ltd., Ivenix, LLC, and Echo360 Inc. He is the chairman of the boards of trustees of Young Scholars School, Young Scholars Frederick Douglass and Young Scholars Kenderton. He is also an advisory board member of the Philadelphia-Israel Chamber of Commerce and Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania, and a J.D. from the University of Michigan Law School. As a long time director of our company, Mr. Weisman’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing, financing and providing strong executive leadership to numerous growing life science companies contributed to our Board’s conclusion that he should serve as a director of our company.

Vote Required

If a quorum is present and voting at the Annual Meeting, the two nominees receiving the highest votes will be elected to our Board for the terms specified.

Recommendation of the Board

Our Board unanimously recommends shareholders vote “FOR” the election of Winston J. Churchill and Wayne B. Weisman. Proxies solicited by the Board will be voted “FOR” each of the nominees unless a contrary vote is specified.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2016 Annual Meeting of Shareholders (Class II)

Name	Age	Present Position with Recro Pharma, Inc.
Dr. Abraham Ludomirski	63	Director
Gerri Henwood	62	President, Chief Executive Officer and Director

Abraham Ludomirski, M.D. has been a director of the Company since 2008. He is a director of the corporate general partner of the common general partner of SCP Vitalife, which collectively owns 40.7% of our outstanding stock as of April 1, 2015. He is a managing member of SCP Vitalife Management Company, LLC and a director of SCP Vitalife Management Company (Israel), Ltd, both of which by contract provide certain management services to the common general partner of SCP Vitalife. Previously, he founded in 2002 the Vitalife Life Sciences funds to invest in Israeli medical device technologies, and is a managing director of the limited liability company providing management services to these funds. He is also the Chairman of the board of directors of POCARED Diagnostics, Ltd., an Israeli high-tech company specializing in miniature electronics and optical and video systems, and serves on the boards of Sensible Medical Innovations Ltd., Trig Medical, Endospan Ltd., Vishay Intertechnology, Inc. and DIR Technologies. In addition to his general familiarity with corporate affairs and governance, Dr. Ludomirski’s work in the high-tech venture capital and medical fields gives him a valuable perspective on investment in innovative technologies. Dr. Ludomirski earned his M.D. at the Sackler Tel-Aviv University Medical School, specializing in OBGYN and completed his fellowship at the University of Pennsylvania in maternal fetal medicine. As a long time director of our company, Dr. Ludomirski’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing, financing and providing strong executive leadership to numerous growing life science companies contributed to our Board’s conclusion that he should serve as a director of our company.

Gerri Henwood has served as our President and Chief Executive Officer and a director of the Company since our inception in 2008. From 2006 to 2013, Ms. Henwood served as the President of Malvern Consulting Group, Inc. (“MCG”). Ms. Henwood continues to spend a small portion of her time engaged in the provision of services for MCG to other companies, including companies that are engaged in the development and commercialization of other pharmaceutical products. Prior to this, Ms. Henwood was the President and Chief Executive Officer of Auxilium Pharmaceuticals, Inc., or Auxilium, a company she founded in late 1999. From 1985 to 1999, Ms. Henwood was the founder and Chief Executive Officer of IBAH, Inc., or IBAH, a contract research organization. IBAH reached a net revenue level of $150 million, as a NASDAQ traded company, before being acquired by Omnicare in 1998. Ms. Henwood began her career with Smith Kline & French, now part of GlaxoSmithKline plc, in the pharmaceutical management program. She rose through the ranks to be a brand manager, then the head of Regulatory and Medical Affairs for the U.S. business and then to the position of Group Director – Marketing in the International Pharmaceutical Division. Ms. Henwood currently serves on the board of directors of Tetraphase Pharmaceuticals, Inc., a clinical stage biopharmaceutical company, and two private companies, and previously served on the board of directors of Alkermes, plc, a global biopharmaceutical company, from September 2011 until March 2015. Ms. Henwood holds a B.S. in Biology from Neumann University. As our founder and having served as a director since our inception, Ms. Henwood’s extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies, as well as Ms. Henwood’s strong background in clinical and product development and substantial knowledge of the pharmaceutical industry, contributed to our Board’s conclusion that she should serve as a director of our company.

Term Expiring at the

2017 Annual Meeting of Shareholders (Class III)

Name	Age	Present Position with Recro Pharma, Inc.
Alfred Altomari	56	Director
William L. Ashton	64	Director
Dr. Michael Berelowitz	70	Director

Alfred Altomari was elected to our Board in March 2014 upon the consummation of the Company’s initial public offering (“IPO”). Mr. Altomari has served as President and Chief Executive Officer of Agile Therapeutics since October 2010. Mr. Altomari is also a member of the board of directors of Agile Therapeutics and prior to being named President and Chief Executive Officer, he served as Agile’s Executive Chairman. From 2008 to September 2010, Mr. Altomari also served as a consultant. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier’s board of directors, Mr. Altomari completed the successful sale of Barrier to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. From 1982 to 2003, Mr. Altomari held numerous executive roles in general management, commercial operations, business development, product launch preparation, and finance with Johnson & Johnson. Mr. Altomari also serves on the board of directors of Insmed Incorporated. Mr. Altomari received an M.B.A. from Rider University and his B.S. from Drexel University. Mr. Altomari’s extensive experience in the pharmaceutical industry, including the development, commercialization and launch of numerous pharmaceutical products, led to our Board’s conclusion that he should serve as a director of our company.

William L. Ashton has been a director of the Company since 2009. Since the beginning of 2013, Mr. Ashton has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the senior vice president of external affairs reporting to the president and an assistant professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. Mr. Ashton has 28 years’ experience in the biopharmaceutical industry. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen Inc., a biotechnology company, including vice president of U.S. sales and vice president of commercial and government affairs. Mr. Ashton currently serves on the boards of Galena Biopharma, Inc. and Sucampo Pharmaceuticals, Inc. He is also a member of the board of the National Osteoporosis Foundation and Friends of the National Library of Medicine at the National Institutes of Health. Mr. Ashton holds a B.S., Education, from the California University of Pennsylvania and an M.A., Education, from the University of Pittsburgh. Mr. Ashton’s extensive experience with pharmaceutical and biological products commercialization and reimbursement issues, his past advisory role during the early years of Auxilium, as well as his experience as a board member of privately-held companies and his scientific expertise contributed to our Board’s conclusion that he should serve as a director of our company.

Dr. Michael Berelowitz was elected to our Board in March 2014 upon the consummation of our IPO. Since 2011, Dr. Berelowitz has served as a biopharmaceutical consultant. From 2009 to 2011, Dr. Berelowitz was Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc. From 1996 to 2009, he held various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility. Prior to that, Dr. Berelowitz spent a number of years in academia. Dr. Berelowitz also serves on the board of directors of Oramed Pharmaceuticals Inc. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association, the Clinical Initiatives Committee of the Endocrine Society, and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY – StonyBrook and Mt. Sinai School of Medicine in New York. Dr. Berelowitz’s years of experience in management roles in the pharmaceuticals industry, as well as his vast skill and expertise in the fields of endocrinology and diabetes, led to our Board’s conclusion that he should as a director of our company.

PROPOSAL NO. 2

APPROVAL OF RECRO PHARMA, INC.’S

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

Introduction

The Recro Pharma, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), initially approved by our Board on October 8, 2013 and by our shareholders on October 14, 2013, is designed to attract and retain talented employees necessary for the Company’s continued growth and success. When the 2013 Plan was first effective, the Board authorized, and shareholders approved, an aggregate of 1,500,000 shares of our common stock for issuance under such plan. However, on January 27, 2014, in connection with the initial public offering of shares of our common stock, we effected a 1-for-2.5 reverse stock split of our common stock. Upon the effectiveness of the reverse stock split, every 2.5 shares of outstanding common stock decreased to one share of common stock. As a result, after accounting for the reverse stock split an aggregate of 600,000 shares of our common stock were authorized for issuance under the 2013 Plan.

As more fully described below under the section titled “Background of Amended and Restated Plan,” as of April 1, 2015, only 10,526 shares of our common stock remain available for future issuance under the 2013 Plan. Our Board has determined that this amount is insufficient to meet the Company’s needs for future equity incentive awards. In light of such determination, the Compensation Committee undertook a comprehensive review of the 2013 Plan in order to propose amendments to increase the number of shares authorized for issuance under the 2013 Plan and any other changes the Compensation Committee determined were advisable.

Based on such review, on April 1, 2015, upon the recommendation of our Compensation Committee, our Board unanimously approved the Amended and Restated Plan and directed that the Amended and Restated Plan be submitted for shareholder adoption at the Annual Meeting with the following principal changes:

•	an increase in the aggregate amount of shares available for issuance under the 2013 Plan to 2,000,000 shares;

•	amend the 2013 Plan’s “evergreen provision” to increase the maximum number of shares that may be added to the plan each year;

•	permit the granting of restricted stock and restricted stock units; and

•	certain other changes that our Board determined to be advisable.

Our Board believes that approval of the Amended and Restated Plan is critical to our ability to attract, retain and motivate employees, including our executive officers, and directors, and to align their interests with those of our shareholders. The Board, based on the recommendation of the Compensation Committee, has recommended that shareholders approve the Amended and Restated Plan because it believes, after consulting with Radford, an Aon Hewitt company, the Compensation Committee’s compensation consultant, that it would be in the best interests of the Company and its shareholders to have a plan with a sufficient number of shares available for new awards.

If this Proposal No. 2 to approve the Amended and Restated Plan is approved by shareholders at the Annual Meeting, the Amended and Restated Plan will be immediately effective on June 24, 2015.

Background of Amended and Restated Plan

At the time our Board and shareholders approved our 2013 Plan in October 2013, we believed that the shares of our common stock available for issuance under the 2013 Plan would allow us to provide adequate equity compensation to current and future employees based on internal forecasts for the foreseeable future. The 2013 Plan initially provided for the issuance of up to an aggregate of 1,500,000 shares of our common stock. However, as a result of the reverse stock split as described above, the number of shares available for issuance dramatically decreased to an aggregate of 600,000 shares of our common stock authorized for issuance under the 2013 Plan.

Following the consummation of our IPO, the Compensation Committee, in consultation with Radford, conducted an extensive analysis and assessment of the Company’s executive and non-employee director compensation arrangements. As a result of such analysis and assessment, the Board approved certain grants of stock options to our executive officers and directors in December 2014. The grants of such stock options were made as part of the Company’s efforts to begin to align the Company’s compensation approach to the approach taken by the Company’s peer companies. Because insufficient shares were available under the 2013 Plan to make the grants recommended by the Compensation Committee, Ms. Henwood volunteered to make her stock option grants for 247,000 shares of common stock contingent upon shareholder approval at the Annual Meeting of an increase in the shares available under the 2013 Plan. Although Ms. Henwood’s stock options were granted in December 2014, the vesting of such stock options was delayed until the shareholder approval of the Amended and Restated Plan. If shareholder approval for such increase in the number of shares underlying the 2013 Plan is not received at the Annual Meeting, the stock options to purchase 247,000 shares of common stock granted to Ms. Henwood on December 17, 2014 will be immediately forfeited.

On April 10, 2015, the Company acquired certain assets from Alkermes plc, including a manufacturing facility. In connection with the acquisition, the Company granted stock options to acquire an aggregate amount of 256,575 shares of the Company’s common stock to individuals that became employees of the Company as a result of the acquisition. The Compensation Committee determined that it was critical to grant such stock options in order to retain and motivate the employees as well as to create ownership in the Company. As with the December 2014 grants made to Ms. Henwood, the grant of such stock options made to the new employees is contingent upon shareholder approval of an increase in the shares available under the 2013 Plan at the Annual Meeting.

As a result of the limited remaining availability under the 2013 Plan, the Compensation Committee and the Board determined that additional shares of our common stock are needed under the 2013 Plan in order for the Company to make future grants of long-term equity incentive compensation to our employees and directors as well as to ensure that the condition on the previously granted stock options to both Ms. Henwood and the Company’s new employees is satisfied. In light of such determination, the Compensation Committee undertook a comprehensive review of the 2013 Plan in order to consider and propose additional amendments providing for an appropriate increase to the aggregate number of shares authorized for issuance under the 2013 Plan as well as to propose any other appropriate amendments.

Based on such review, the Compensation Committee recommended, and the Board approved, subject to shareholder approval, the Amended and Restated Plan. The Amended and Restated Plan provides for an increase of 1,400,000 shares to the aggregate number of shares available for issuance under the 2013 Plan. Accordingly, an aggregate number of 2,000,000 shares will be available for issuance under the Amended and Restated Plan. It was also determined that the “evergreen provision” under the 2013 Plan would not provide sufficient additional shares on a yearly basis in order to allow the Company flexibility to make future awards. The “evergreen provision” from the 2013 Plan was therefore amended by removing the 200,000 share limit on the amount of shares that may be added on an annual basis while retaining the limit of the evergreen to a percentage of the issued and outstanding shares of common stock of the Company, which percentage changed from four percent (4%) to five percent (5%). Accordingly, each year, the number of shares authorized for issuance under the Amended and Restated Plan may be increased by the Board by an amount not greater than five percent (5%) of the Company’s issued and outstanding common stock. Because the Company anticipates making awards in December of each year, the “evergreen provision” was amended to provide that such additional shares will become available, if approved by the Board, on December 1 of each year rather than in January of each year as provided in the 2013 Plan.

The amount of the increase in the authorized number of shares available for issuance under the Amended and Restated Plan was determined in consultation with Radford. In setting and recommending to shareholders the number of shares available for issuance and subject to the “evergreen provision” under the Amended and Restated Plan, the Compensation Committee and the Board reviewed statistics analyzing the Company’s use of equity for long term awards and the impact of such awards. It is also imperative that the Company continue to make effective long-term equity incentive awards to its employees, including its executive officers, and directors. If the Amended and Restated Plan is not approved, the Company will be limited in its ability to issue future equity awards and thereby incentivize employees and directors.

In addition to the foregoing changes, based on the Compensation Committee’s review of the 2013 Plan, the Amended and Restated Plan includes certain other amendments to the 2013 Plan. In particular, under the Amended and Restated Plan, in addition to other awards that may be granted by our Board, the Company may now issue restricted stock and restricted stock units to eligible employees and directors. The additional amendments also include changes to: (i) the definitions of “cause” and “change in control;” (ii) impose an annual limit on the performance awards issuable to any recipient under the Amended and Restated Plan for purposes of Section 162(m) of the Internal Revenue Code; and (iii) other changes to reflect equity incentive plans typical of public companies of similar size and circumstance as the Company.

A summary of the essential features of the Amended and Restated Plan is set forth below. This summary is subject to a qualified in its entirety by the full text of the Amended and Restated Plan, which is attached to this Proxy Statement as Appendix A.

Description of the Amended and Restated Plan

Purpose. The Amended and Restated Plan is intended as an additional incentive to current and prospective employees, consultants and directors of the Company to enter into or remain in the service or employ of the Company or any Affiliate to devote themselves to the Company’s success, and to encourage the creation of shareholder value. Under the Plan, the Company may provide such persons with opportunities to acquire or increase their interests in the Company through options to purchase the Company’s common stock, grants of stock appreciation rights and awards of the Company’s common stock. Under the Plan, the Company may grant (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) stock awards, (v) restricted stock awards, and (vi) restricted stock units.

Authorized Shares. A total of 2,000,000 shares of our common stock will be reserved for issuance under the Amended and Restated Plan. In addition, on December 1 of each year, the number of shares of common stock reserved for issuance under the Amended and Restated may be increased by our Board, without the necessity of further approval from our shareholders, by an amount equal no greater than five percent (5%) of the Company’s issued and outstanding capital stock.

Eligibility. Awards under the Amended and Restated Plan may be granted to our employees or employees of our affiliates. Awards may also be made to our consultants and members of our Board. Only employees may be granted incentive stock options.

Administration. The Compensation Committee will administer the Amended and Restated Plan (except with respect to any award granted to non-employee directors, which is administered by our full Board). Subject to the terms and conditions of the Amended and Restated Plan, our Compensation Committee will have the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, determine the number of awards to grant, determine the number of shares to be subject to such awards, and the terms and conditions of such awards.

Awards. The Amended and Restated Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, restricted stock awards and restricted stock units. Each grant of stock options is set forth in a separate stock option agreement with the person receiving the grant, which agreement indicates the type, terms and conditions of the award. Awards of stock appreciation rights may be subject to a stock appreciation right agreement, which agreement will set forth any additional conditions, restrictions or limitations imposed on the grant of stock appreciation rights. A recipient may receive more than one award of stock options, stock appreciation rights, stock awards, restricted stock or restricted stock units.

Extension of Time to Exercise Options. Our Board may extend the period of time that an option may be exercised by a person whose employment with the Company and its affiliates has terminated, provided that the time to exercise an option may not be extended beyond the original term of such option.

Change of Control. Unless otherwise provided in a recipient’s employment or service agreement, in the event of a Change in Control (as defined in the Amended and Restated Plan), our Board may take whatever action with respect to the options outstanding it deems necessary or desirable, including, without limitation, accelerating the vesting, as well as the expiration or termination date, in the respective option documents to a date no earlier than 30 days after notice of such acceleration is given to the option holders. If options granted pursuant to the Amended and Restated Plan are accelerated, such options shall become immediately exercisable in full.

Amendment. Our Board may amend the Amended and Restated Plan from time to time and in such manner as it deems advisable. Notwithstanding the foregoing, any amendment that would change the individuals eligible to receive awards under the Amended and Restated Plan, extend the expiration date of the Amended and Restated Plan, or increase the maximum number of shares of common stock available for issuance under the Amended and Restated Plan (other than as a result of a yearly increase not in excess of five percent (5%) of the Company’s issued and outstanding capital stock, which may be effected by the Board) will only be effective if approved by a majority of the outstanding voting stock of the Company.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended and Restated Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant in the Amended and Restated Plan will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by our Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the shares acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and, if the sales proceeds exceed the value of the shares on the date of exercise, all or a portion of the profit will be ordinary income and the portion (if any) by which the sales proceeds exceed the exercise date value will be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option and is not permitted to make a Section 83(b) election to achieve a different tax result. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a stock appreciation right and is not permitted to make a Section 83(b) election to achieve a different tax result. A participant generally will recognize compensation income upon the exercise of a stock appreciation right equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the stock appreciation right was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make an 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. In each case, any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of a restricted stock unit and is not permitted to make a Section 83(b) election to achieve a different tax result. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended and Restated Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company with respect to awards made under the Amended and Restated Plan, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Awards

The following table shows, as of December 31, 2014, the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,033,300	$5.77	10,700
Equity compensation plans not approved by security holders	—	—	—

Total	1,033,300	$5.77	10,700

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the Amended and Restated Plan because awards under the Amended and Restated Plan are discretionary. The following table sets forth information with respect to awards made in fiscal year 2014 under the 2013 Plan to our named executive officers, our executive officers as a group and our directors:

Name and position	Number of Stock Options
Gerri Henwood, President and CEO	347,000	(1)
Charles Garner, Chief Financial Officer / Chief Business Officer / Treasurer	161,500
Randall Mack, SVP, Development / Secretary	78,000
Executive Group (5 persons)	693,500
Non-Executive Director Group (6 persons)	252,000
(1) Includes stock option grants for 247,000 shares of common stock, which are contingent upon shareholder approval at the Annual Meeting of an increase in the shares available under the 2013 Plan.

Vote Required

The approval of the Amended and Restated Plan requires the affirmative vote of a majority of the votes cast by all shareholders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Recommendation of the Board

Our Board unanimously recommends shareholders vote “FOR” the approval of the Recro Pharma, Inc. Amended and Restated Equity Incentive Plan. Proxies solicited by the Board will be voted ‘‘FOR’’ the adoption unless a contrary vote is specified.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE 2015 FISCAL YEAR

The Audit Committee of the Board has appointed and engaged KPMG LLP to serve as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2015 fiscal year, and to perform audit-related services. KPMG LLP has served as the Company’s independent registered public accounting firm since 2007.

Shareholders are hereby asked to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although shareholder ratification of the appointment of KPMG LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek shareholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the shareholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of KPMG LLP are expected to attend the Annual Meeting where they will be available to respond to questions and, if they desire, to make a statement.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by all shareholders of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Recommendation of the Board

Our Board unanimously recommends shareholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year. Proxies solicited by the Board will be voted “FOR” ratification unless a contrary vote is specified.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which the Board has adopted. The Audit Committee reviews the charter on an annual basis. The Board annually reviews the NASDAQ listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that in 2014, Mr. Altomari meets the requirements of an “audit committee financial expert.”

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for the fiscal year 2014, KPMG LLP, is responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2014 with the Company’s management and has discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, as amended, “Communication with Audit Committees.” In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by Public Company Accounting Oversight Board Auditing Standard No. 16, as amended, “Communication with Audit Committees,” and the Audit Committee has discussed with KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,
The Audit Committee of the Board of Directors
Alfred Altomari (Chairperson)
William Ashton
Michael Berelowitz, M.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Nonaudit Fees

The following table presents fees for professional services rendered by KPMG LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2014, and December 31, 2013.

	Year Ended December 31,
	2014	2013
Audit Fees	$240,000	$60,000
Audit-Related Fees	282,500	250,000
Tax Fees	5,000	—
All Other Fees	—	—

Total	$527,500	$310,000

Audit Fees

For 2014 and 2013 audit services, KPMG LLP billed us approximately $240,000 and $60,000, respectively, for the audit of the Company’s financial statements and the review of the Company’s quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), and in connection with statutory audits.

Audit-Related Fees

Audit-related fees in 2014 and 2013 primarily consisted of fees for our IPO and Registration Statement on Form S-8. For 2014 and 2013, audit-related fees billed to us by KPMG LLP totaled approximately $282,500 and $250,000, respectively.

Tax Fees

Tax fees relate to services provided for tax compliance and tax planning. For 2014, KPMG billed us approximately $5,000 for such services.

Policy on Audit Committee Pre-approval

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee. In its performance of these responsibilities, prior approval of certain non-audit services is not required if: (i) all such services involve no more than 5% of the revenues paid by the Company to the registered public accounting firm during the fiscal year; (ii) such services were not identified by the Company to be non-audit services at the time of the engagement, and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to completion of the audit for such fiscal year.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2014. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Gerri Henwood	President, Chief Executive Officer and Director	62
Charles Garner	Chief Financial Officer / Chief Business Officer / Treasurer	39
Randall Mack	SVP, Development / Secretary	49
Diane Myers	SVP, Regulatory and Quality	51
Donna Nichols	Vice President, Corporate Controller	59

Our executive officers are elected by the Board annually to hold office until their successors are elected and qualified. The biographical information for each of the executive officers is provided below.

Gerri Henwood – For biographical information for Gerri Henwood, see “Proposal No. 1 – Election of Class I Directors.”

Charles Garner was appointed as our Chief Financial Officer, Chief Business Officer and Treasurer in October 2013. From June 2011 to April 2013, Mr. Garner was an independent contractor to Inverness Advisers. In such capacity, Mr. Garner provided investment banking and financial advisory services to the Company as an independent contractor. From March 2010 to May 2011, Mr. Garner was a Director in the Merchant Banking Group of Burrill & Company, a diversified global financial services firm focused on the life sciences industry. From 2008 to May 2010, Mr. Garner was self-employed providing consulting and financial advisory services. From 1999 to 2008, Mr. Garner worked in the Healthcare Investment Banking Group of Deutsche Bank Securities. While with Deutsche Bank, Mr. Garner focused on assisting life sciences companies with financing and advisory transactions. He began his career at PricewaterhouseCoopers in its Business Assurance Group. Mr. Garner received his Bachelors of Business Administration, high distinction, with a concentration in accounting and finance from the University of Michigan.

Randall Mack has served as our Senior Vice President, Development and Secretary since 2008. From 2008 to 2013, Mr. Mack served as Executive Vice President, Development for MCG. Mr. Mack continues to spend a small portion of his time engaged in the provision of services for MCG to other companies, including companies that are engaged in the development and commercialization of other pharmaceutical products. From 2005 to 2008, Mr. Mack served as Vice President, Project Management and Operations at Adolor Corporation where he oversaw the development programs in the areas of opioid-induced bowel dysfunction and pain management. For more than 15 years, he also held positions of increasing responsibilities at Auxilium, Abbott Laboratories and Harris Laboratories. In these positions he was responsible for the conduct of over 400 clinical trials, the filing of 20 INDs and 4 NDAs. During his career he has authored more than 75 scientific articles, book chapters, abstracts and poster presentations in the areas of gastroenterology, urology, neuroscience and psychiatric disorders. Mr. Mack holds a B.S. in Biology and Chemistry from the University of Nebraska-Lincoln.

Diane Myers has served as our Senior Vice President, Regulatory and Quality since 2008. From 2008 to 2013, Ms. Myers served as Senior Vice President of Regulatory Affairs and Quality Assurance for MCG. Ms. Myers continues to spend a small portion of her time engaged in the provision of services for MCG to other companies, including companies that are engaged in the development and commercialization of other pharmaceutical products. From 2000 to 2008, Ms. Myers served as Vice President of Regulatory Affairs and Quality at Auxilium. In addition, for more than 15 years she held positions of increasing responsibility at GlaxoSmithKline plc in the Quality Control and Quality Assurance groups within the Biopharmaceutical Research and Development Division. Ms. Myers holds a B.S. in Biology from Neumann University. Ms. Myers is Ms. Henwood’s sister.

Donna M. Nichols served as our Chief Accounting Officer and Corporate Controller beginning in 2009. She was promoted to Vice President, Corporate Controller in April 2015 and continues to function as our principal accounting officer. Since 2009, Ms. Nichols has also served as an employee of MCG. Ms. Nichols continues to spend a small portion of her time engaged in the provision of services for MCG to other companies, including companies that are engaged in the development and commercialization of other pharmaceutical products. From 2004 to 2009, she served as Director of Accounting at Auxilium, and from 1996 to 2003, as Director of Financial Reporting at Adolor Corporation. In such prior roles, Ms. Nichols was responsible for the companies’ SEC financial reporting. Ms. Nichols holds a B.S. from Rider University and is a Certified Public Accountant.

VOTING STOCK OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 1, 2015 by:

(1)	our named executive officers;

(2)	each of our directors;

(3)	all of our executive officers and directors as a group; and

(4)	each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership as of April 1, 2015 is based on 7,804,063 shares of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 1, 2015 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. We believe that, based on information provided to us, each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholders unless noted otherwise, subject to community property laws where applicable.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Shareholders
SCP Vitalife Partners II, L.P. (1) 1200 Liberty Ridge Drive Suite 300 Wayne, PA 19087	2,374,046	30.4%
Broadfin Capital, LLC (2) 300 Park Avenue New York, NY 10022	1,413,533	18.1%
SCP Vitalife Partners (Israel) II, L.P. (1) 32B Habarzel St. Ramat Hachayal Tel Aviv 69710 Israel	793,240	10.2%
Sabby Management, LLC (3) 10 Mountainview Road Upper Saddle River, NJ 07458	767,836	9.8%
Cormorant Asset Management, LLC (4) 100 High Street Boston, MA 02110	700,000	9.0%

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage

Named Executive Officers and Directors
Gerri Henwood (5)	178,329	2.3%
Charles Garner (6)	38,363	*
Randall Mack (7)	63,210	*
Alfred Altomari (8)	6,666	*
William L. Ashton (9)	18,666	*
Michael Berelowitz (10)	6,666	*
Winston J. Churchill(11)(12)	3,173,952	40.7%
Abraham Ludomirski (13)	3,173,952	40.7%
Wayne Weisman (14)	3,173,952	40.7%
All executive officers and directors as a group (11 persons) (15)	3,578,888	45.9%

*	Less than 1%.
(1)	Based upon information set forth in the Schedule 13D filed on March 21, 2014 by SCP Vitalife Partners II, L.P (SCP Vitalife), SCP Vitalife Partners (Israel) II, L.P. (SCP Vitalife Israel), SCP Vitalife II Associates, L.P. (SCP Vitalife Associates), SCP Vitalife II GP, LTD (SCP Vitalife GP), Winston J. Churchill, Jeffrey Dykan, Abraham Ludomirski, and Wayne B. Weisman. (a) SCP Vitalife beneficially owns 2,374,046 shares of common stock and SCP Vitalife Israel beneficially owns 793,420 shares of common stock. As the general partner of SCP Vitalife and SCP Vitalife Israel, SCP Vitalife Associates may be deemed to beneficially own 3,167,286 shares of common stock. As the general partner of SCP Vitalife Associates, SCP Vitalife GP may be deemed to beneficially own 3,167,286 shares of common stock. As directors of SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman and Dr. Ludomirski may be deemed to beneficially own 3,167,286 shares of common stock. (b) SCP Vitalife shares dispositive and voting power with respect to the 2,374,046 shares of common stock owned. SCP Vitalife Israel shares dispositive and voting power with respect to the 793,420 shares of common stock owned. SCP Vitalife Associates, SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman and Dr. Ludomirski have shared dispositive and voting power with respect to the aggregate 3,167,286 shares of common stock owned by SCP Vitalife and SCP Vitalife Israel.
(2)	Based upon information set forth in the Schedule 13G/A filed on February 17, 2015 by Broadfin Capital, LLC (Broadfin), Broadfin Healthcare Master Fund, Ltd. (Master Fund) and Kevin Kotler. Broadfin, Masterfund and Mr. Kotler have shared voting and dispositive power over 1,413,533 shares of common stock. Broadfin and Mr. Kotler each disclaim beneficial ownership of the share reported herein except to the extent of its or his pecuniary interest therein.
(3)	Based upon information set forth in the Schedule 13G/A filed on January 12, 2015, by Sabby Healthcare Master Fund, Ltd. (Master Fund), Sabby Volatility Warrant Master Fund, Ltd. (Volatility), Sabby Management, LLC (Investment Manager) and Hal Mintz. (a) Master Fund and Volatility beneficially own 707,836 and 60,000 shares of common stock, respectively. (b) Investment Manager and Mr. Mintz each may be deemed to beneficially own 767,836 shares of common stock. Mr. Mintz is the manager of Investment Manager. Both Investment Manager and Mr. Mintz have shared voting and dispositive power with respect to the aggregate 767,836 shares of common stock owned by Master Fund and Volatility. Investment Manager and Mr. Mintz each disclaim beneficial ownership of the share reported herein except to the extent of its or his pecuniary interest therein.
(4)

Based upon information set forth in the Schedule 13G/A filed on February 17, 2015 by Cormorant Global Healthcare Master Fund, LP (Cormorant), Cormorant Global Healthcare GP, LLC (General Partner), Cormorant Asset Management, LLC (Investment Manager) and Bihua Chen. Cormorant Global Healthcare GP, LLC serves as the general partner and Cormorant Asset Management, LLC serves as the investment manager. Ms. Chen serves as the managing member of General Partner and Investment Manager. Comorant, General Partner, Investment Manager and Ms. Chen share voting and dispositive power over all shares. Cormorant, General Partner, Investment Manager and Ms. Chen each disclaim beneficial ownership of the shares reported herein except to the extent of its or her pecuniary interest therein.

(5)	Ms. Henwood holds 100,000 shares of our common stock and stock options to purchase 28,329 shares of our common stock that may be exercised within 60 days of April 1, 2015. Ms. Henwood’s husband, Tom Henwood, holds 50,000 shares of our common stock. As spouses, Mr. and Ms. Henwood may be deemed to beneficially own the shares of our common stock that are held by the other spouse. Mr. and Ms. Henwood disclaim beneficial ownership of the shares of our common stock that are held by the other spouse
(6)	Mr. Garner holds 3,000 shares of our common stock and stock options to purchase 35,363 shares of our common stock that may be exercised within 60 days of April 1, 2015.
(7)	Mr. Mack holds stock options to purchase 63,210 shares of our common stock that may be exercised within 60 days of April 1, 2015.
(8)	Mr. Altomari holds stock options to purchase 6,666 shares of our common stock that may be exercised within 60 days of April 1, 2015.
(9)	Mr. Ashton holds exercisable stock options to purchase 18,666 shares of our common stock that may be exercised within 60 days of April 1, 2015.
(10)	Dr. Berelowitz holds stock options to purchase 6,666 shares of our common stock that may be exercised within 60 days of April 1, 2015.
(11)	Mr. Churchill holds stock options to purchase 6,666 shares of our common stock that may be exercised within 60 days of April 1, 2015. Mr. Churchill has shared voting and investment power with respect to 3,167,286 shares of our common stock that are held by SCP Vitalife, of which he is a partner.
(12)	Mr. Churchill disclaims beneficial ownership of 50,000 shares of our common stock that are held by the Churchill Trust for the benefit of his son and stock options to purchase 33,200 shares of our common stock held by his son.
(13)	Dr. Ludomirski holds stock options to purchase 6,666 shares of our common stock that may be exercised within 60 days of April 1, 2015. Dr. Ludomirski has shared voting and investment power with respect to 3,167,286 shares of our common stock that are held by SCP Vitalife, of which he is a partner.
(14)	Mr. Weisman holds stock options to purchase 6,666 shares of our common stock that may be exercised within 60 days of April 1, 2015. Mr. Weisman has shared voting and investment power with respect to 3,167,286 shares of our common stock that are held by SCP Vitalife, of which he is a partner.
(15)	Includes stock options to purchase 257,402 shares of our common stock that may be exercised within 60 days of April 1, 2015.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2013, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Relationship with Malvern Consulting Group, Inc.

Ms. Henwood, our President and Chief Executive Officer, owns a majority of the stock of MCG, a consulting firm. In addition, certain of our executive officers, Ms. Henwood, Mr. Mack, Ms. Myers, who is also Ms. Henwood’s sister, and Ms. Nichols, have also been employed by, and continue to provide a small portion of their time to, MCG. Thomas F. Henwood, Ms. Henwood’s husband, who is also a shareholder of our company, is a consultant for, and a shareholder of, MCG. In addition, Matthew Henwood, Ms. Henwood’s son, is the President of, and a shareholder of, MCG. Certain other employees of MCG are immediate family members of Ms. Henwood, including Christopher Sharr, Ms. Henwood’s brother, and Suzanne Sharr, Ms. Henwood’s sister-in-law.

We currently rely on MCG to perform a significant amount of our operational activities. These activities include administrative, clinical development, regulatory and manufacturing related services. In addition, MCG leases us our current office space. In consideration for such services and sublease, as described below, we have recorded $368,000 and $584,000 for the fiscal years ended December 31, 2013 and 2014, respectively.

We are party to a Master Consulting Services Agreement with MCG. Pursuant to the agreement, MCG provides us with certain consulting services, principally in the fields of clinical development, regulatory affairs, and quality assurances as an independent contractor in exchange for a fee that is determined at the time we request these services from MCG. The agreement will continue until terminated by either us or MCG upon: (1) 30 days written notice to the other party; (2) the material breach of the agreement or any work order, if the breach remains uncured for 30 days after written notice is delivered to the breaching party; or (3) the other party ceasing to actively conduct its business, admitting in writing its inability to pay debts as they become due, instituting proceedings for voluntary bankruptcy or otherwise being adjudicated to be bankrupt or insolvent. Under the agreement, each party has agreed to maintain the confidentiality of the other party’s confidential information. During the term of the agreement, and for a period of one year thereafter, we and MCG have agreed not to recruit, solicit, employ or utilize the employees of the other party, unless otherwise agreed to in writing. In consideration for such services, we have recorded $320,000 and $483,000 for the fiscal years ended December 31, 2013 and 2014, respectively. A portion of these amounts are used to pay a portion of the respective salaries of MCG employees that, as described above, include several immediate family members of Ms. Henwood.

In January 2012, we entered into an Office Services Agreement with MCG for the lease of an aggregate of 1,600 square feet of office and lab space located at 490 Lapp Road, Malvern, Pa 19355 which increased to approximately 3,800 square feet upon the consummation of the IPO. The agreement provides for the lease of lab space that contains a dedicated lab with bench and cabinet space, biosafety cabinet, scales, formulation and mixing equipment and a refrigerator. We also have available for use a server, copiers and general office support. Pursuant to the Office Services Agreement, we paid MCG $48,000 for the fiscal year ended December 31, 2013 and $100,695 for the fiscal year ended December 31, 2014.

Consulting Services of Ms. Henwood

Beginning in March 2013, we engaged Ms. Henwood to provide certain consulting services to our company. As part of such engagement, we paid Ms. Henwood a monthly fee of $12,500 in consideration for such services which concluded in March 2014 upon consummation of our IPO. Pursuant to such engagement, Ms. Henwood earned $125,000 and $29,375 during the fiscal years ended December 31, 2013 and 2014, respectively. See the “Executive Compensation-Summary Compensation Table” for additional information.

SCP Vitalife Partners II, L.P. and SCP Vitalife Partners (Israel) II, L.P.

SCP Vitalife Partners II, L.P. and SCP Vitalife Partners (Israel) II, L.P., as defined as SCP Vitalife, are venture capital funds that provided substantially all of our funding prior to our IPO. Since 2008, in exchange for contributions to the Company of $3.75 million, we issued to SCP Vitalife an aggregate amount of 1,875,000 shares of our Series A Redeemable Convertible Preferred Stock; and for contributions to the Company of $9,575,584, we issued to SCP Vitalife our 8% Convertible Promissory Notes. Ms. Henwood was a venture partner in SCP Vitalife Partners II, L.P. until April 2013; however, she maintains a financial interest in the fund by virtue of her prior investments. In addition, each of Mr. Churchill, Dr. Ludomirski and Mr. Weisman, members of our Board, are directors of the corporate general partner of the common general partner of SCP Vitalife Partners II, L.P. and SCP Vitalife Partners (Israel) II, L.P., and managing members of companies providing certain management services to them. All of the shares of Series A Convertible Preferred Stock and 8% Convertible Promissory Notes issued to SCP Vitalife were converted to shares of our common stock upon consummation of the IPO.

Investor Rights Agreement

We entered into an Investor Rights Agreement in September 2008 with SCP Vitalife. This agreement provides for certain rights relating to the registration of their shares of common stock issuable upon the conversion of their shares of Series A Redeemable Convertible Preferred Stock, certain rights relating to the purchase of future securities sold by us and certain additional covenants made by us. Except for the registration rights (including the related provisions pursuant to which we have agreed to indemnify the parties to the Investor Rights Agreement), all rights under this agreement terminated upon completion of our IPO. The registration rights continued following the consummation of our IPO and will terminate three years following the completion of an underwritten public offering of our common stock, which generates aggregate proceeds to us of at least $10,000,000, at a price per share of not less than four times the original purchase price of the shares of Series A Redeemable Convertible Preferred Stock, or for any particular holder with registration rights, at such time following our IPO when all securities held by that shareholder may be sold pursuant to Rule 144 under the Securities Act during any 90-day period.

Churchill Trust

The Churchill Trust, a trust for the benefit of Justin Churchill, the son of Mr. Churchill, a member of our Board, provided certain of our funding to date. Since 2009, in exchange for aggregate contributions to the Company of $250,000, we issued an aggregate amount of 125,000 shares of our Series A Redeemable Convertible Preferred Stock to the trust which was converted to common stock at the time of the IPO.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this “Certain Relationships and Related Party Transactions” section occurred prior to the adoption of this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the Company’s records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2014 fiscal year, except with respect to late Form 3 filings for SCP Vitalife Partners II, L.P., SCP Vitalife Partners (Israel) II, L.P., Ms. Henwood, Mr. Garner, Mr. Mack, Ms. Myers, Ms. Nichols, Mr. Ashton, Mr. Churchill, Dr. Ludomirski and Mr. Weisman, which were filed on the date of the consummation of the Company’s IPO.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2014, our named executive officers were Gerri Henwood, our President and Chief Executive Officer, Charles Garner, our Chief Financial Officer, Chief Business Officer, and Treasurer, and Randall Mack, our Senior Vice President, Development, and Secretary.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officer during the fiscal years ended December 31, 2014 and December 31, 2013:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Gerri Henwood	2014	285,375	(3)	205,000	—	993,840	(4)	—	—	23,645	1,507,860
President and Chief Executive Officer	2013	125,000	(3)	—	—	—		—	—	—	125,000
Charles Garner	2014	180,000		140,500	—	751,559		—	—	4,330	1,076,389
Chief Financial Officer	2013	—		—	—	—		—	—	—	—
Randall Mack	2014	192,000		63,200	—	287,760		—	—	17,551	560,511
Senior Vice President, Development	2013	—		—	—	—		—	—	—	—

(1)	Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or ASC 718. The assumptions made in these valuations are included in Note 9 of the Notes to the Annual Financial Statements.
(2)	Amounts shown represent payments made for medical, dental, life and disability premiums.
(3)	Prior to March 2013, Ms. Henwood received no compensation from the Company. The salary received by Ms. Henwood during the fiscal year ended December 31, 2013 reflects amounts earned by Ms. Henwood for consulting services rendered to the Company from March 2013 through December 2013. During such period, the Company paid Ms. Henwood a monthly consulting fee of $12,500 in exchange for such consulting services. The Company ceased paying Ms. Henwood such consulting fee upon consummation of our IPO, at which point Ms. Henwood’s employment agreement became effective and the Company began compensating Ms. Henwood in accordance with such agreement. See the “Executive Compensation-Employment Agreements” section for additional information regarding Ms. Henwood’s employment agreement. Although we are party to a consulting agreement with MCG, pursuant to which MCG provides services to us, including administrative, clinical development, regulatory and manufacturing fill services, no payments to MCG by the Company have been used to pay Ms. Henwood any compensation.
(4)	Includes $424,840 of grant date fair value calculated as of December 17, 2014 for time and performance-based options to purchase shares of the Company’s common stock that are subject to shareholder approval at the Company’s 2015 Annual Meeting of Shareholders. Ms. Henwood volunteered to make her grants of stock options contingent upon shareholder approval of an increase in the shares available under the 2013 Plan due to the insufficient number of shares available under the plan to make all of the grants approved by the Compensation Committee in December 2014. Under ASC 718, the grant-date fair value will be determined as of the date of shareholder approval and may be higher or lower depending on the Company’s share price as of that date. If shareholder approval for such increase is not received at the Company’s next annual meeting, the stock options granted to Ms. Henwood on December 17, 2014 would be immediately forfeited.

Outstanding Equity Awards at Fiscal End-Year

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2014.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Gerri Henwood	11,250	48,750		—		$8.00	3/12/2024	—	—	—	—
	6,664	33,336		—		$7.00	4/8/2024	—	—	—	—
		123,500	(2)	123,500	(2)	$2.47	12/17/2024	—	—	—	—
Charles Garner	15,192	65,834		—		$8.00	3/12/2024	—	—	—	—
	5,744	28,730		—		$7.00	4/8/2024	—	—	—	—
		23,000		23,000		$2.47	12/17/2024	—	—	—	—
Randall Mack	50,000	—		—		$6.00	12/8/2018	—	—	—	—
	3,744	16,256		—		$8.00	3/12/2024	—	—	—	—
	3,328	16,672		—		$7.00	4/8/2024	—	—	—	—
		19,000		19,000		$2.47	12/17/2024	—	—	—	—

(1)	Reflects performance-based options.
(2)	Reflects shares subject to shareholder approval at the Company’s 2015 Annual Meeting of Shareholders. Ms. Henwood volunteered to make her grants of stock options contingent upon shareholder approval of an increase in the shares available under the 2013 Plan due to the insufficient number of shares available under the plan to make all of the grants approved by the Compensation Committee in December 2014. If shareholder approval for such increase is not received at the Company’s next annual meeting, the stock options granted to Ms. Henwood on December 17, 2014 would be immediately forfeited.

Stock Option Plans

The two stock option plans described in this section are the Company’s 2008 Stock Option Plan and the 2013 Plan.

2008 Stock Option Plan

Our 2008 Stock Option Plan was approved by our Board in December 2008 and by our shareholders in May 2009; subsequent increases in the plan were approved by our Board and shareholders in June 2009.

Authorized Shares. A total of 440,000 shares of our common stock are reserved for issuance under the 2008 Stock Option Plan. As of April 1, 2015, under the 2008 Stock Option Plan, 443,826 shares of our common stock were subject to outstanding option awards and 174 shares of our common stock remained available for future issuance.

Administration. Our Compensation Committee administers the 2008 Stock Option Plan (except with respect to any award granted to non-employee directors, which is administered by our full Board). Subject to the terms of the 2008 Stock Option Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, determine the number of awards to grant, determine the number of shares to be subject to such awards, and the terms and conditions of such awards.

Eligibility. Awards under the 2008 Stock Option Plan may be granted to our employees or employees of our affiliates. Awards may also be made to our consultants and members of our Board. Only employees may be granted incentive stock options.

Awards. The 2008 Stock Option Plan provides for the grant of stock options, stock appreciation rights and stock awards. Each grant of stock options is set forth in a separate stock option agreement with the person receiving the grant, which agreement indicates the type, terms and conditions of the award. Awards of stock appreciation rights may be subject to a stock appreciation right agreement, which agreement will set forth any additional conditions, restrictions or limitations imposed on the grant of stock appreciation rights.

Extension of Time to Exercise Options. Our Board may extend the period of time that an option may be exercised by a person whose employment with the Company and its affiliates has terminated, provided that the time to exercise an option may not be extended beyond the original term of such option.

Change of Control. Under the 2008 Stock Option Plan, in the event of any dissolution or liquidation of the Company, the sale of all or substantially all of the Company’s assets, the merger or consolidation of the Company, pursuant to which the shareholders of the Company immediately prior to such merger or consolidation would own less than 50% of the securities that are entitled to vote in the election of directors of the surviving entity, or the acquisition by any person or entity of 50% of the outstanding shares of common stock of the Company, our Board may take any action with respect to outstanding stock options that it determines is necessary or desirable. Such actions include the acceleration of the vesting period, exercisability, and the expiration or termination date of any stock options outstanding under the 2008 Stock Option Plan.

Amendment of the Plan. Our Board may amend the 2008 Stock Option Plan in such manner as it deems advisable. Notwithstanding the foregoing, any amendment that would change the individuals eligible to receive stock options under the 2008 Stock Option Plan, extend the expiration date of the 2008 Stock Option Plan, decrease the price of any incentive stock option or increase the maximum number of shares of common stock available for issuance under the 2008 Stock Option Plan will only be effective if approved by a majority of the outstanding voting stock of the Company.

2013 Equity Incentive Plan (the Current 2013 Plan)

Our current 2013 Plan was approved by our Board on October 8, 2013 and was subsequently approved by our shareholders pursuant to a written consent on October 14, 2013.

Authorized Shares. A total of 600,000 shares of our common stock are reserved for issuance under the 2013 Plan. In addition, beginning in 2015, on January 31 of each year, the number of shares of common stock reserved for issuance under the 2013 Plan may be increased by our Board, without the necessity of further approval from our shareholders, by an amount equal to the lower of (a) 200,000 shares or (b) four percent (4%) of the our issued and outstanding capital stock, or such lower amount as determined by the Board in its sole discretion; provided, however, that in no event shall the total number of shares exceed in the aggregate 1,400,000 shares. As of April 1, 2015, under the 2013 Plan, 589,474 shares of our common stock are subject to outstanding option awards, not including 247,000 shares of common stock subject to options granted to Ms. Henwood and 256,575 shares of common stock subject to options granted to other non-executive employees of the Company, each of which are subject to shareholder approval, and 10,526 shares of our common stock remain available for future issuance.

Administration. The Compensation Committee administers the 2013 Plan (except with respect to any award granted to non-employee directors, which is administered by our full Board). Subject to the terms and conditions of the 2013 Plan, our Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, determine the number of awards to grant, determine the number of shares to be subject to such awards, and the terms and conditions of such awards.

Eligibility. Awards under the 2013 Plan may be granted to our employees or employees of our affiliates. Awards may also be made to our consultants and members of our Board. Only employees may be granted incentive stock options.

Awards. The 2013 Plan provides for the grant of stock options, stock appreciation rights and stock awards. Each grant of stock options is set forth in a separate stock option agreement with the person receiving the grant, which agreement indicates the type, terms and conditions of the award. Awards of stock appreciation rights may be subject to a stock appreciation right agreement, which agreement will set forth any additional conditions, restrictions or limitations imposed on the grant of stock appreciation rights.

Extension of Time to Exercise Options. Our Board may extend the period of time that an option may be exercised by a person whose employment with the Company and its affiliates has terminated, provided that the time to exercise an option may not be extended beyond the original term of such option.

Change of Control. Under the 2013 Plan, in the event of any dissolution or liquidation of the Company, the sale of all or substantially all of the Company’s assets, the merger or consolidation of the Company, pursuant to which the shareholders of the Company immediately prior to such merger or consolidation would own less than 50% of the securities that are entitled to vote in the election of directors of the surviving entity, or the acquisition by any person or entity of 50% of the outstanding shares of common stock of the Company, our Board may take any action with respect to outstanding stock options that it determines is necessary or desirable. Such actions include the acceleration of the vesting period, exercisability, and the expiration or termination date of any stock options outstanding under the 2013 Plan.

Amendment of the Plan. Our Board may amend the 2013 Plan from time to time and in such manner as it deems advisable. Notwithstanding the foregoing, any amendment that would change the individuals eligible to receive stock options under the 2013 Plan, extend the expiration date of the 2013 Plan, or increase the maximum number of shares of common stock available for issuance under the 2013 Plan above 1,400,000 shares will only be effective if approved by a majority of the outstanding voting stock of the Company.

Employment Agreements

We have entered into employment agreements with Ms. Gerri Henwood, our President and Chief Executive Officer, Mr. Charles Garner, our Chief Financial Officer and Chief Business Officer, Mr. Randall Mack, our Senior Vice President, Development, Ms. Diane Myers, our Senior Vice President, Regulatory and Quality, and Ms. Donna Nichols, our Vice President, Corporate Controller.

The employment agreements provide for initial annual base salaries for each of our officers. Pursuant to the employment agreements, our officers received the following initial base salaries: $320,000 for Ms. Henwood, $225,000 for Mr. Garner, $240,000 for Mr. Mack, $220,000 for Ms. Myers, and $180,000 for Ms. Nichols under the employment agreements during fiscal year 2014. Such salaries are reviewed and adjusted from time to time, in the discretion of our president and our Board with respect to our officers, and in the discretion of our Board with respect to our president. In April 2015, the Board approved increases to the base salaries of each of the Company’s executive officers. As a result of such increases, our officers now receive the following base salaries: $478,300 for Ms. Henwood, $323,300 for Mr. Garner, $323,300 for Mr. Mack, $298,600 for Ms. Myers, and $245,800 for Ms. Nichols. In addition to base salaries, the employment agreements provide that each of our officers is eligible to participate in our company’s incentive bonus program. Our Board and our Compensation Committee consider a cash bonus opportunity for our officers with respect to services to our company. The Board and the Compensation Committee consider potential target cash bonuses to Ms. Henwood, Mr. Garner, Mr. Mack, Ms. Myers, and Ms. Nichols up to a maximum of 50%, 35%, 35%, 30% and 25%, respectively, of such respective officer’s base salary dependent upon performance factors.

Each of the employment agreements is for an initial term of one year and automatically renews for one year periods, unless terminated by either party by delivery of 30 days written notice to the other party. Pursuant to each of the employment agreements, if we terminate an officer’s employment without cause (as defined below) or such officer resigns for certain reasons described below within twelve months of a change of control (as defined below), such officer will be entitled to continue to receive such executive’s base salary and health insurance benefits, at the Company’s expense, for a period of 12 months following the date of termination. If an officer’s employment is terminated as a result of such officer’s death, such officer’s estate will be entitled to continue to receive such executive’s base salary for a period of 12 months following the date of termination. In addition, if the severance and other benefits provided in an executive officer’s employment agreement or otherwise payable to an executive officer would be subject to excise tax under Section 280(G) of the Code, then the executive officer’s severance benefits will be either delivered in full or delivered as to such lesser extent that would result in no portion of the severance benefits being subject to such excise tax, whichever results in the receipt by the executive officer on an after-tax basis of the greatest portion of such total severance and other benefits.

For purposes of the employment agreements, “cause” generally means an officer’s (1) commission of an act of fraud or dishonesty against the Company; (2) failure to substantially perform his or her duties or material violation of the employment agreement, which failure or violation continues for 30 days or more following written notice to such officer; (3) loss of any permit, license, accreditation or other authorization necessary for such officer to perform his or her duties; (4) conviction of a felony or a plea of “no contest” to a felony; or (5) conduct that is likely, in the judgment of our Board, to materially adversely affect the reputation of the Company.

For purposes of the employment agreements, a “change of control” shall be deemed to have occurred upon the happening of any of the following events: (1) the consummation of a plan of dissolution or liquidation of the Company; (2) the consummation of the sale or disposition of all or substantially all of the assets of the Company; (3) the consummation of a merger, consolidation or other shareholder-approved fundamental business transaction in which the Company is a participant with another entity where the shareholders of the Company, immediately prior to the referenced transaction, will not beneficially own, immediately after the referenced transaction, shares or other equity interests entitling such shareholders to more than 50% of all votes to which all equity holders of the surviving entity would be entitled in the election of directors; (4) the date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is effective, is the beneficial owner of outstanding securities of the Company), shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock; or (5) the first day after the date hereof when directors are elected such that a majority of the Board shall have been members of the Board for less than twenty-four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty-four (24) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. An officer will receive the payments and benefits described above if they terminate within 12 months of a change of control and during such twelve month period the Company and/or its successor: (1) materially and adversely changes such officer’s status, responsibilities or perquisites or (2) requires such officer to be principally based at any office or location more than 50 miles from such officer’s principal office prior to the change of control.

Director Compensation

Fiscal Year Ended December 31, 2014

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Alfred Altomari	31,875	160,720	192,595
William L. Ashton	31,875	160,720	192,595
Michael Berelowitz	26,250	160,720	186,970
Winston Churchill	(2)	160,720	160,720
Abraham Ludomirski	(2)	160,720	160,720
Wayne B. Weisman	(2)	160,720	160,720

(1)    Reflects the grant date fair value determined in accordance with ASC 718. The assumptions made in these valuations are included in Note 9 of the Notes to the Annual Financial Statements.

(2)    The following fees that were earned by each of Mr. Churchill, Dr. Ludomirski, and Mr. Weisman, $20,625, $17,625, and $32,625, respectively, were paid to SCP Vitalife Partners II, L.P. pursuant to the partnership agreement between such partnership and Mr. Churchill, Dr. Ludomirski, and Mr. Weisman.

Our directors receive annual retainers and grants of stock option awards. Each non-employee director receives an annual retainer of $20,000, and chair of our Board receives an additional $20,000. Each chair of the Audit and Compensation Committees receives an additional $15,000 and each other member of the Audit and Compensation Committees receives an additional $7,500. The chair of the Nominating and Corporate Governance Committee receives an addition $7,500 and each other member of such Committee receives an additional $3,500. The non-employee directors also receive initial and annual stock option awards.

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS

FOR NEXT YEAR’S ANNUAL MEETING

In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2016 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal no later than the close of business on December 31, 2015, which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our shareholders in connection with the 2015 Annual Meeting. If we change the date of the 2016 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s annual meeting, shareholder proposals must be received a reasonable time before we begin to make available the proxy materials for the 2016 Annual Meeting in order to be considered for inclusion in our Proxy Statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Recro Pharma, Inc., 490 Lapp Road, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company sponsored proxy materials.

Alternatively, shareholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 150th day, and no later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2016 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal or nomination no earlier than January 26, 2016 and no later than the close of business on February 25, 2016. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the shareholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

Appendix A

RECRO PHARMA, INC.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

1. Purpose. The Recro Pharma, Inc. Amended and Restated Equity Incentive Plan1 is intended as an additional incentive to current and prospective employees, consultants and directors of the Company to enter into or remain in the service or employ of the Company or any Affiliate and to devote themselves to the Company’s success, and to encourage the creation of shareholder value. Under the Plan, the Company may provide such persons with opportunities to acquire or increase their interests in the Company through options to purchase the Company’s Common Stock, grants of stock appreciation rights and awards of the Company’s Common Stock. Under the Plan, the Company may grant (i) ISOs, (ii) Nonqualified Options, (iii) Stock Appreciation Rights, (iv) Stock Awards, (v) Restricted Stock Awards and (vi) Restricted Stock Units.

2. Term of Plan. The Plan was originally adopted by the Board of Directors on October 8, 2013, and is amended and restated as of April 1, 2015. No Option may be granted under the Plan after April 1, 2025.

3. Definitions. Capitalized terms not otherwise defined in the Plan shall have the following meanings:

“Affiliate” means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

“Award” means any Option, SAR, Restricted Stock or Restricted Stock Unit granted pursuant to the terms of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” for termination of employment or service shall have the meaning ascribed thereto in the Recipient’s employment or service agreement or, in the absence of such a definition, shall mean:

(i) Conviction of, or agreement to a plea of nolo contendere to, a felony, or any crime or offense lesser than a felony involving the property of the Company or an Affiliate;

(ii) Conduct that has caused demonstrable and serious injury to the Company or an Affiliate, monetary or otherwise;

(iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Board;

(iv) Breach of duty of loyalty to the Company or an Affiliate or other act of fraud or dishonesty with respect to the Company or an Affiliate; or

(v) Violation of the Company’s code of conduct.

The definition of Cause set forth in the Recipient’s employment or service agreement with the Company or any of its Affiliates shall control if such definition is different from the definition of Cause set forth herein.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any particular section of the Code shall include any successor section.

“Common Stock” means the Common Stock, par value $0.01, of the Company.

“Company” means Recro Pharma, Inc., a Pennsylvania corporation.

“Covered Employee” means a Recipient who is a Covered Employee as defined in Section 162(m) of the Code for the tax year of the Company with regard to which a deduction in respect of such person’s Award would be allowed.

[1]	The Recro Pharma, Inc. Amended and Restated Equity Incentive Plan amends and restates the Recro Pharma, Inc. 2013 Equity Incentive Plan.

“Disability” means, as determined by the Board, (a) the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months or (b) Recipient’s becoming disabled within the meaning of section 22(e)(3) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock on any day means the officially-quoted closing selling price of the stock on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the NASDAQ Capital Market) for the applicable trading day.

“Grant Date” means the effective date on which an Option is granted to an Optionee under the Plan.

“ISO” means an Option granted under the Plan that is intended to qualify as an incentive stock option within the meaning of section 422(b) of the Code.

“Nonqualified Option” means an Option granted under the Plan that is not intended to qualify as an ISO.

“Option” means an option to purchase Common Stock granted under the Plan, which may be designated as either an ISO or a Nonqualified Option.

“Option Documents” means written documents in such form as approved from time to time by the Board, which shall be given to Optionees and shall set forth the terms and conditions of Options granted to Optionees under the Plan.

“Optionee” means an employee, consultant or director to whom an Option is granted under the Plan.

“Option Price” means the price at which Option Shares may be purchased under the terms of an Option.

“Option Shares” means the shares of Common Stock that may be purchased by an Optionee upon exercise of an Option.

“Performance Goals” means goals and objectives established by the Board, in its sole discretion, as contingencies for Awards to vest and/or become exercisable or distributable based on such criteria and objectives as the Board may select from time to time, subject to the limitations of Section 162(m) of the Code, including, without limitation, the performance of the Recipient, the Company, one or more of its Affiliates or divisions or any combination of the foregoing.

“Plan” means the Recro Pharma, Inc. Amended and Restated Equity Incentive Plan.

“Recipient” means an employee, consultant or director to whom an Option, Stock Award, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit is granted under the Plan.

“Restricted Stock Award” means a grant of shares under this Plan that is subject to the restrictions under Section 8.

“Restricted Stock Unit” means a contractual right underlying an Award granted under Section 8 that is denominated in shares, which unit represents a right to receive a share (or the value of a share) upon the terms and conditions set forth in the Plan and the applicable Agreement.

“Retirement” means the date that the Recipient reaches age seventy (70).

“SAR Shares” means the shares of Common Stock that may be issued in connection with the Company’s payment upon the exercise of a Stock Appreciation Right.

“Separation from Service” means, with respect to a Recipient who is an employee of the Company or an Affiliate, the termination of employment with the Company and all Affiliates that constitutes a “separation from service” within the meaning of Treas. Reg. § 1.409A-1(h)(1), (ii) with respect to a Recipient who is a consultant of the Company or an Affiliate, the expiration of his contract or contracts under which services are performed that constitutes a “separation from service” within the meaning of

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Treas. Reg. § 1.409A-1(h)(2), or (iii) with respect to a Recipient who is a non-employee director of the Company or an Affiliate, the date on which such non-employee director ceases to be a member of the Board (or other applicable board of directors) for any reason.

“Stock Appreciation Right” means a Recipient’s right to receive from the Company, in SAR Shares, cash or a combination thereof, an amount in excess, if any, of (i) if the Stock Appreciation Right is granted in connection with an Option, the Fair Market Value of such Option Shares on the date of surrender of such Option Shares over the Option Price of such surrendered Option Shares, or (ii) if the Stock Appreciation Right is granted on a stand-alone basis, the Fair Market Value of the Common Stock on the date of exercise over the initial basis of the Stock Appreciation Right as determined under the Stock Appreciation Right Agreement provided the initial basis shall be at least the Fair Market Value of the Common Stock on the date of grant.

“Stock Appreciation Right Agreement” means the agreement between the Company and Recipient pursuant to which a Stock Appreciation Right is granted.

“Stock Award” means the award of Common Stock granted to a Recipient under the Plan.

“Stock Award Shares” means shares of Common Stock which are issued pursuant to a Stock Award under the Plan.

4. Administration. The Plan shall be administered by a committee of Board members, which may consist of “outside directors” as defined under section 162(m) of the Code, and related Treasury regulations, and “non-employee directors” as defined under Rule 16b-3 under the Exchange Act. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. To the extent that a committee or subcommittee administers the Plan, references in the Plan to the “Board” shall be deemed to refer to the committee or subcommittee.

The Board shall from time to time at its discretion grant Awards pursuant to the terms of the Plan. The Board shall have plenary authority to determine the Recipients to whom and the times at which Awards shall be granted, and the form and substance of Awards made under the Plan to each Recipient, and the conditions and restrictions, if any, subject to which such Awards will be made (which need not be identical for all Recipients) thereof, subject, however, to the express provisions of the Plan. In making such determinations the Board may take into account the nature of the Recipient’s services and responsibilities, the Recipient’s present and potential contribution to the Company’s success and such other factors as it may deem relevant. The interpretation and construction by the Board of any provision of the Plan or of any Award granted under it shall be final, binding and conclusive. Notwithstanding the foregoing, the Board shall not take any of the following actions without shareholder approval, except as provided in Section 12: (i) reduce the exercise price following the grant of an Option or SAR; (ii) exchange an Option or SAR which has an exercise price that is greater than the Fair Market Value of a Share for cash or Shares; or (iii) cancel an Option or SAR in exchange for a replacement option or another Award with a lower exercise price.

No member of the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. No member of the Board shall be liable for any act or omission of any other member of the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from (i) any breach of such member’s duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, and (iii) any transaction from which the member derived an improper personal benefit.

In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to the administration of the Plan and the granting of Awards under it, each member of the Board shall be entitled without further action on his part to indemnification from the Company for all expenses (including the amount of any judgment and the amount of any approved settlement made with a view to the curtailment of costs

3

of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards under it in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be such member of the Board at the time of the incurring of such expenses; provided, however, that such indemnification shall not include any expenses incurred by such member of the Board: (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties as a member of the Board; or (ii) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Board unless within five days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and shall be in addition to all other rights to which such member of the Board would be entitled to as a matter of law, contract or otherwise.

5. Eligibility. All employees of the Company or its subsidiary Affiliates (who may also be officers or directors of the Company or its Affiliates) shall be eligible to receive Stock Awards, Stock Appreciation Rights, Restricted Stock Awards or Restricted Stock Units and Options hereunder, and such Options may be either ISOs or Nonqualified Options. All non-employee directors of the Company and all consultants or advisory board members providing services to the Company shall be eligible to receive Nonqualified Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Awards and Restricted Stock Units hereunder. All employees of the Company’s parent Affiliates (who may also be officers of the parent Affiliate) shall be eligible to receive grants of Stock Awards.) The Board, in its sole discretion, shall determine whether an individual qualifies as an employee, consultant or Recipient. A Recipient may receive more than one Award of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock or Restricted Stock Units. No member of the Board shall vote as a member of the Board with respect to the grant of any Award to himself or herself, except in the case when grants are being made to all similarly situated Board members on the same terms and conditions. In cases in which abstention is required by the foregoing sentence, the affirmative vote of a majority of the remaining members of the Board (or of the sole remaining member of the Board) shall constitute the action of the Board.

6. Shares Available for Awards. Except as provided in Section 12, the aggregate maximum number of shares of Common Stock (the “Shares”) that may be issued pursuant to the Plan is Two Million (2,000,000) (the “Reserved Shares”). On the 1st of December of each year, beginning in 2015, the number of Reserved Shares may be increased by the Board, without the necessity of further approval from the Shareholders, by an amount not greater than five percent (5%) of the Company’s issued and outstanding capital stock, or such lower amount as determined by the Board in its sole discretion. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires, lapses, terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan unless, in the case of Options granted under the Plan, related SARs are exercised.

With respect to SARs that are settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Recipient upon the exercise of the SARs shall count against the number of Shares issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.

Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company (“Substitute Awards”) shall not reduce Shares available under Plan. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under this Plan and shall not reduce the number of Shares available under this Plan, except as required by the rules of any applicable stock exchange.

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To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Recipient limitations shall apply:

The maximum number of shares of Common Stock subject to any Award for which the grant of such Award is subject to the attainment of Performance Goals in accordance with Section 8, which may be granted under this Plan during any fiscal year of the Company to each Recipient shall be 400,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 12), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 1,000,000 (which shall be subject to any further increase or decrease pursuant to Section 12) during any fiscal year of the Company.

There are no annual individual Recipient share limitations on Restricted Stock for which the grant of such Award is not subject to attainment of Performance Goals in accordance with Section 8.

The individual Recipient limitations set forth in this Section 6 shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to a Recipient during a fiscal year are not covered by an Award to such Recipient in a fiscal year, the number of shares of Common Stock available for Awards to such Recipient shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

Without limiting the generality of the foregoing provisions of this Section 6 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may determine, take other actions with respect to the Awards or new Awards containing terms (including, without limitation, exercise prices) more (or less) favorable than the then-outstanding Awards.

7. Option Shares, SAR Shares and Stock Award Shares. Options granted pursuant to the Plan shall be evidenced by Option Documents in such form as the Board shall from time to time approve, which Option Documents shall specify whether the Option is intended to be an ISO or a Nonqualified Option for federal income tax purposes. An Option shall only be an ISO to the extent it does not exceed the limitation set forth in subsection 7(c) below, is described as an ISO in the Option Document, and is granted to a person who is an employee of the Company or an Affiliate on the Grant Date. All Option Documents shall comply with and be subject to the following terms and conditions and with any other terms and conditions (including vesting schedules for the exercisability of Options) the Board shall from time to time provide that are not inconsistent with the terms of the Plan.

(a) Option Price. Each Option Document shall state the “Option Price” at which Option Shares may be purchased, which in no event shall be less than the Fair Market Value of the Common Stock on the Grant Date, provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under section 424(b) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Option Shares on the Grant Date.

(b) Medium of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Option Document may provide and in accordance with such other procedures for the exercise of Options as the Board may establish from time to time. The method or methods of payment of the Option Price to be paid upon exercise of an Option shall be determined by the Board and set forth in the Option Document, and may consist of (i) cash, (ii) certified check payable to the order of the Company, (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) shares of Common Stock previously acquired by the Optionee, as permitted in the discretion of the Board, (v) reduction in the number of shares of Common Stock otherwise deliverable upon exercise of the Option with a Fair Market Value equal to the aggregate Option Price at the time of exercise (a so-called “cashless exercise”), or (vi) such other mode of payment as permitted for the issuance of shares under the Pennsylvania Business

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Corporation Law, as amended, and approved by the Board, or any combination of the foregoing methods of payment. Payment of the Option Price by a method other than cash shall be subject to such restrictions and limitations as set forth in the Option Document.

(c) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. In no event shall the aggregate Fair Market Value of the Option Shares (determined on the Grant Date) with respect to which an ISO is exercisable for the first time by the Optionee during any calendar year (under all incentive equity plans of the Company or its Affiliates) exceed $100,000.

(d) Issuance of Option Shares. Subject to the provisions of this Section 7, the Company shall effect the issuance of Option Shares purchased under an Option as soon as practicable after the exercise thereof, payment of the Option Price thereof and compliance with any requirements for the withholding of income taxes. No Recipient or other person exercising an Option shall have any of the rights of a shareholder of the Company with respect to Option Shares purchased as a result of such exercise until due exercise and full payment has been made and the requirements of Section 7 have been satisfied. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased.

(e) Termination of Options. No Option shall be exercisable after the first to occur of the following:

(i) Expiration of the Option term specified in the Option Document, which shall not exceed ten years from the date of grant (or, in the case of an ISO, five years from the date of grant if, on such date the Optionee owns, directly or by attribution under section 424(b) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate).

(ii) Expiration of one year from the date the Optionee’s employment with the Company or its Affiliates terminates by reason of the Optionee’s Disability or death.

(iii) Expiration of three months (or such shorter period as the Board may select) from the date the Optionee’s employment with the Company or its Affiliates terminates, unless such termination was due to Disability, death or termination for Cause.

(iv) Immediately upon the date the Optionee’s employment or service with the Company or its Affiliates terminates, if the Board finds, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been discharged from employment or service with the Company or an Affiliate for Cause. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

(v) The date, if any, set by the Board under terms specified in an Option Document to be an accelerated expiration date in the event of a “Change in Control” (as defined in Section 9 below), provided an Optionee who holds an Option is given written notice at least 30 days before the date so fixed.

(f) Extension of Time to Exercise. The Board may, if it determines that to do so would be in the Company’s best interests, provide in a specific case or cases to extend the period of time that a Nonqualified Option may be exercised by Optionee whose employment with the Company and its Affiliates has terminated, provided that the time to exercise an Option shall in no event be extended beyond the original term of the Option as set forth in subsection 7(e)(i).

(g) Sale or Reorganization. If the Company is merged or consolidated with another corporation, or if the property or stock of the Company is acquired by another corporation, and if the Options are not accelerated as

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provided in subsection 7(e) above, the Board shall be authorized to substitute the Options issued under the Plan with options to acquire stock of the merged, consolidated or acquiring corporation, which substitution of options shall comply with the requirements of sections 424(a) and 409A of the Code.

(h) Transfers. No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the Optionee, such ISO may be exercised only by him.

(i) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Board shall deem advisable.

(j) Amendment. Subject to the provisions of the Plan, the Board shall have the right to amend Option Documents issued to Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 12.

8. Restricted Stock and Restricted Stock Units. The Awards granted under this Section 8 are subject to such restrictions as the Board may impose (including, without limitation, any limitation on the right to vote shares underlying Restricted Stock Units or the right to receive any dividend, other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate. Such Awards will be evidenced by an agreement containing the terms of the Awards, including, but not limited to: (i) the number of shares of Restricted Stock or Restricted Stock Units subject to such Award; (ii) the purchase price, if any, of the shares of Restricted Stock or Restricted Stock Units and the means of payment for the shares of Restricted Stock or Restricted Stock Units; (iii) the Performance Goals, if any, and level of achievement in relation to the Performance Goals that shall determine the number of shares of Restricted Stock or Restricted Stock Units granted, issued, retainable and/or vested; provided, however, that any such Performance Goals shall comply with Section 162(m) of the Code; (iv) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock or Restricted Stock Units as may be determined from time to time by the Board; (v) restrictions on transferability of the Restricted Stock or Restricted Stock Units; and (vi) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Board. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(a) Without limiting the foregoing, and except as otherwise revised in the Award agreement documenting a service-based Restricted Stock Unit Award (“RSUs”), the following general rules will apply to outstanding RSUs at the time of Separation from Service:

(i) In the event of Separation from Service for Cause, all outstanding RSUs will immediately terminate and be forfeited.

(ii) In the event of Separation from Service due to death or Retirement of the Recipient while employed by the Company or any of its Affiliates, or the termination of service of the Recipient due to Disability (whether or not a Separation from Service), then an amount of unvested RSUs shall vest equal to a percentage, the numerator of which equals the number of days that has elapsed as of the date of death or Retirement or the date on which such Disability commenced (such date to be determined by the Board in its sole discretion) in the vesting restriction period for each applicable vesting tranche, and the denominator of which equals the total number of days in each such vesting restriction period, rounded down to the nearest whole Share. All vested RSUs will be paid in accordance with the payment provisions set forth in this Plan.

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(iii) In all other events of Separation from Service, to the extent not previously paid, the Recipient shall be paid any vested RSUs in accordance with the payment provisions of Section 8(c), and all unvested RSUs shall immediately terminate and be forfeited.

(b) Any Award of Restricted Stock or Restricted Stock Units may be evidenced in such manner as the Board may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares underlying a Restricted Stock Award, such certificate will be registered in the name of the Recipient and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares.

(c) Restricted Stock and Restricted Stock Unit Awards shall (subject to satisfaction of any purchase price requirement) be transferred or paid to the Recipient as soon as practicable following the Award date or the termination of the vesting or other restrictions set forth in the Plan or the Award and the satisfaction of any and all other conditions of the Award applicable to such Restricted Stock or Restricted Stock Unit Award (the “Restriction End Date”), but in no event later than two and one-half (2 1⁄2) months following the end of the calendar year that includes the later of the Award date or the Restriction End Date, as the case may be. In the event a Recipient terminates service with the Company due to a Disability, then the Recipient’s vested Restricted Stock Units shall be paid to the Recipient within thirty (30) days of the Board’s determination of Disability. Notwithstanding any of the foregoing, to the extent that the provisions of any Award for Restricted Stock Units require, distributions of stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A of the Code, including, without limitation, the requirement that a distribution to a Recipient who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) which is made on account of the specified employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

9. Change of Control. Unless otherwise provided in a Recipient’s employment or service agreement, in the event of a Change in Control (as defined below), the Board may take whatever action with respect to the Options outstanding it deems necessary or desirable, including, without limitation, accelerating the vesting, as well as expiration or termination date in the respective Option Documents. If Options granted pursuant to the Plan are accelerated, such Options shall become immediately exercisable in full.

(a) Unless otherwise defined in a Recipient’s employment agreement, a “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

(i) Any “person” (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act or any successors thereto) becomes the “beneficial owner” (as that term is used in Section 13(d) of the Exchange Act or any successor thereto), directly or indirectly, of 50% or more of the Company’s capital stock entitled to vote in the election of directors, excluding any “person” who becomes a “beneficial owner” in connection with a Business Combination (as defined in paragraph (iii) below) which does not constitute a Change in Control under said paragraph (iii);

(ii) Persons who on the effective date of the plan of reorganization of the Company (the “Commencement Date”) constitute the Board (the “Incumbent Directors”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority thereof; provided that, any person becoming a director of the Company subsequent to the Commencement Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors; but provided further that, any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

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(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(iv) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

In addition, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a change in ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

10. Grant of Stock Appreciation Rights.

(a) General. The Board shall have authority to grant Stock Appreciation Rights under the Plan. Subject to the satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or any Stock Appreciation Right Agreement, a Stock Appreciation Right shall entitle the Recipient to surrender to the Company the Stock Appreciation Right in exchange for SAR Shares, cash or a combination thereof as herein provided, in the amount described in Section 10(c)(ii) hereof.

(b) Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan (“Tandem SARs”), in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Option, and the exercise of an Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of an Nonqualified Stock Option, Tandem SARs may be granted either at or after the time of grant of such Option and provided the SAR satisfies conditions under Treas. Reg. § 1.422-5(d)(3). In the case of an ISO, Tandem SARs may be granted only at the time of grant of such Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Board determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by a Stock Appreciation Right Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

(c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board, including the following:

(i) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Board. If granted in conjunction with an Option, such Tandem SAR shall have a term which is the same as the term for the Option and shall be exercisable only at such time or times and to the extent the related Options would be exercisable in accordance with the provisions of Section 7 of the Plan. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in the Stock Appreciation Right Agreement. Stock Appreciation Rights shall be exercised by the Recipient’s giving written notice of exercise in form satisfactory to the Company specifying the portion of the Stock Appreciation Right to be exercised.

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(ii) Amount. Upon the exercise of a Tandem SAR, a Recipient shall be entitled to receive an amount in cash, SAR Shares or both as determined by the Board or as otherwise permitted in the Stock Appreciation Right Agreement, equal in value to the excess of the Fair Market Value per share of an Option Share at the exercise date over the Option Price of such Option Shares multiplied by the number of Option Shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Recipient shall be entitled to receive an amount in cash, SAR Shares or both as determined by the Board or as otherwise permitted in the Stock Appreciation Right Agreement, equal to the value in excess of the Fair Market Value of the Common Stock on the date of exercise of the Stock Appreciation Right over the initial basis of the Stock Appreciation Right as set forth in the Stock Appreciation Agreement which shall be at least the Fair Market Value of the Common Stock on the date of grant.

(iii) Non-transferability of Stock Appreciation Rights. Tandem SARs shall be transferable only when and to the extent that the related Option would be transferable under the Plan unless otherwise provided in an Agreement. No other Stock Appreciation Rights granted hereunder may be other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order.

(iv) Termination. Tandem SARs shall terminate at such time as the related Option would terminate under the Plan, unless otherwise provided in an Agreement as to a Nonqualified Option. All other Stock Appreciation Rights shall terminate as provided in the Stock Appreciation Right Agreement. No Stock Appreciation Right shall terminate more than ten years from the Grant Date.

(v) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an ISO shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

11. Grant of Stock Awards. Stock Awards will consist of shares of Common Stock transferred to Recipients, without payment or other consideration therefor. Stock Awards shall be subject to such terms and conditions as the Board determines appropriate, including without limitation, restrictions on sale or other disposition of such Stock Award Shares, and the rights of the Company to reacquire such Stock Award Shares upon termination of Recipients employment with the Company within specified periods, whether for Cause or otherwise.

12. Adjustments on Changes in Common Stock. In the event that any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company affects Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, the Board shall make such equitable adjustments in any or all of the following in order to prevent such dilution or enlargement of rights: the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 6), the number and kind of Awards or other property covered by Awards previously made under the Plan, and the exercise price of outstanding Options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan provided that no adjustment shall be made which will cause an ISO to lose its status as such or will cause any Option or Stock Appreciation Right to lose its status as exempt from Code Section 409A. Any adjustments made under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding any Awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

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13. Amendment of the Plan. The Board may amend the Plan from time to time in such manner as it may deem advisable. Notwithstanding the foregoing, any amendment which would change the class of individuals eligible to receive an Award, extend the expiration date of the Plan, or increase the maximum aggregate number of shares of Common Stock available for issuance under the Plan will only be effective if such action is approved by a majority of the outstanding voting stock of the Company within twelve months before or after such action.

14. Continued Employment. The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Recipient in the employ of the Company or an Affiliate, as a member of the Board, as an independent contractor or in any other capacity, whichever the case may be.

15. Withholding of Taxes. Whenever the Company proposes or is required to issue or transfer an Award, the Company shall have the right to (a) require the recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Award or (b) take whatever action it deems necessary to protect its interests, including the right to deduct the amount required to be withheld from any payment of any kind otherwise due to the Recipient. If and to the extent permitted by the Board, a Recipient may satisfy applicable withholding requirements by the delivery to the Company of previously held shares of Common Stock or the withholding of Awards otherwise issuable to the Recipient.

16. General.

(a) Effective Date. This Incentive Equity Plan shall be effective as of the date specified in Section 2.

(b) Other Plans. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the awarding of stock options otherwise than under the Plan. Unless otherwise provided by the Board in an Option Document or in a written agreement between the Recipient and the Company or an Affiliate except as may otherwise be provided for under a pension or welfare benefit plan subject to ERISA, the amounts deemed paid to a Recipient under the Plan shall not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan, program or policy of the Company or any Affiliate.

(d) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Documents, Stock Appreciation Right Agreements and Stock Awards issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

17. Compliance with 409A and ISO Requirements.

(a) Exemption from and Compliance with 409A. The Board shall administer, construe, and interpret the Plan, and exercise its authority and discretion, so that all Options, Stock Appreciation Rights, Stock Awards, Restricted Stock or Restricted Stock Units granted under the Plan satisfy the requirements for an exemption from or comply with Code Section 409A and that Options intended to be ISOs are eligible for that tax treatment. Notwithstanding any provision of this Plan to the contrary, all rights under this Plan shall be designed and administered to be exempt from Section 409A of the Code. To the extent that the Board or any governmental agency determines that any rights hereunder are subject to Section 409A of the Code, this Plan shall incorporate (or shall be amended to incorporate) the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.

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(b) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan, any Option Document, any Stock Appreciation Right Agreement, or terms of any Stock Award or Restricted Stock Unit in any respect the Board deems necessary or advisable to provide the Recipient with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to ISOs or to avoid additional income taxes and other consequences arising from nonqualified deferred compensation that is not exempt from or that does not comply with Code Section 409A and/or to bring the Plan and/or the Option, Stock Appreciation Right, Stock Award or Restricted Stock Unit granted under it into compliance with or qualification for exemption from Code Section 409A or, as to ISOs, eligibility for ISO tax treatment.

(c) No Obligation. Notwithstanding any other provision of the Plan, any Option Document, any Stock Appreciation Right Agreement, or terms of any Stock Award or Restricted Stock Unit the Company, any Affiliate, the Board, or any of their employees or agents, (i) shall have no obligation to take any action to prevent the assessment of any additional income tax, excise tax or penalty on any Recipient because of Code Section 409A and (ii) shall have no such liability to any Recipient for any such taxes or penalty.

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C/O Broadridge P.O. Box 1342 Brentwood, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following two directors to serve For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. as Class I directors: 1. Election of Directors Nominees 01 Winston J. Churchill 02 Wayne B. Weisman The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 Approval of the Recro Pharma, Inc. Amended and Restated Equity Incentive Plan. 3 Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2015 fiscal year. NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . RECRO PHARMA, INC. 2015 Annual Meeting of Shareholders June 24, 2015 - 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Gerri Henwood and Charles Garner, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RECRO PHARMA, INC. that the undersigned is entitled to vote at the 2015 Annual Meeting of shareholders to be held at 09:00 AM, EDT, on June 24, 2015 at the offices of Ballard Spahr LLP, located at 1735 Market Street, 48th Floor, Philadelphia, PA 19103, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.